UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Retractable Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RETRACTABLE TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 26, 2008

To the Shareholders of Retractable Technologies, Inc.:

NOTICE IS HEREBY GIVEN THAT the 2008 Annual Meeting of shareholders of Retractable Technologies, Inc., a Texas corporation (the “Company”), will be held at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068, on the 26th day of September, 2008, at 10:00 a.m., Central Standard Time (the “Annual Meeting”) for the following purposes:

The election of Five Class 2 Directors;

Approval of the 2008 Stock Option Plan;

Approval of the Option Exchange Plan;

Approval of the Third Amended and Restated Bylaws of the Company; and

The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company has fixed the close of business on July 28, 2008, as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.  Shareholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of Common Stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If the proxy is executed in such a manner so as not to withhold authority to vote for the election of any nominee or to approve any proposal it shall be deemed to grant authority to vote “FOR” such nominee and “FOR” such proposal, as appropriate.

The list of shareholders of the Company may be examined at the offices of the Company and its registered agent beginning on September 15, 2008, and at the Annual Meeting. Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 26, 2008.

The Proxy Statement, a copy of the proxy card and our Form 10-K annual report are available at:

www.proxyvote.com.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTPAID ENVELOPE (OR OTHERWISE VOTE ON THE PROPOSALS). THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

THOMAS J. SHAW CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

RETRACTABLE TECHNOLOGIES, INC.

PROXY STATEMENT

September 26, 2008

Appendix A - COMPENSATION AND BENEFITS COMMITTEE CHARTER
Appendix B - 2008 STOCK OPTION PLAN
Appendix C - THIRD AMENDED AND RESTATED BYLAWS
Appendix D - FORM OF PROXY CARD

PROXY STATEMENT

The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Retractable Technologies, Inc., a Texas corporation (the “Company”), which has its principal executive offices (where the principal executive officers may be contacted) at 511 Lobo Lane, Little Elm, Texas 75068-0009, to be voted at the annual meeting of shareholders of the Company (the “Annual Meeting”).  The Annual Meeting will be held at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068, on the 26th day of September, 2008, at 10:00 a.m., Central Standard Time, for the following purposes:

The election of Five Class 2 Directors;

Approval of the 2008 Stock Option Plan;

Approval of the Option Exchange Plan;

Approval of the Third Amended and Restated Bylaws of the Company; and

The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Company; (2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your proxy card how you want to vote your shares and/or if you do not withhold authority to vote for any nominee or any of Proposals 2, 3 or 4, we will vote them “FOR” each nominee and “FOR” any applicable proposals.  If any other business is properly brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares. The Company will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by the Directors, Officers, and employees of the Company without additional compensation, by personal interview, telephone, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. The Company’s Form 10-K annual report for the year ended December 31, 2007, was previously mailed to all shareholders. This form does not constitute a part of the proxy soliciting material.

A definitive Proxy Statement and form of proxy were mailed to shareholders on August 19, 2008.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Holders of record of the Company’s Common Stock, no par value, at the close of business on July 28, 2008, the record date, are entitled to notice of and to vote on the election of five Class 2 Directors, the approval of the 2008 Stock Option Plan, the approval of the Option Exchange Plan and the approval of the Third Amended and Restated Bylaws of the Company.  Each share of Common Stock entitles the holder to one (1) vote per share. On July 28, 2008, there were 23,800,064 shares of Common Stock issued and outstanding, which constituted the only outstanding voting Common Stock. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting for voting by the Common Shareholders.

VOTING PROCEDURES

Election of Five Class 2 Directors

Assuming quorum is attained, a plurality of the shares of Common Stock is required for the election of each of the proposed Class 2 Directors. Accordingly, if a quorum is present, the five nominees for Class 2 Director positions who receive the greatest number of votes cast for election by the holders of record of Common Stock on

July 28, 2008, shall be the duly elected Class 2 Directors upon completion of the vote tabulation at the Annual Meeting.

Approval of the 2008 Stock Option Plan

Assuming quorum is attained, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the 2008 Stock Option Plan.

Approval of the Option Exchange Plan

Assuming quorum is attained, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Option Exchange Plan.

Approval of the Third Amended and Restated Bylaws of the Company

Assuming quorum is attained, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock is required to approve the Third Amended and Restated Bylaws of the Company.

Abstentions and Broker Non-Votes

Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote.

SHAREHOLDER LIST

A copy of the list of shareholders entitled to vote at the Annual Meeting will be available for inspection by qualified shareholders for proper purposes at the offices of the Company and its registered agent during normal business hours beginning on September 15, 2008, and at the Annual Meeting.

OTHER MATTERS

We do not anticipate that any other matters will be raised at the Annual Meeting. Management is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

LIMITED DISCRETIONARY AUTHORITY TO VOTE PROXIES

The proxy cards and authorizations for the 2008 Annual Meeting grant the proxies the right to vote in their discretion on matters submitted to the shareholders where the Company did not receive written notice of any such proposal by May 8, 2008 (in compliance with the advance notice provisions of our bylaws).  No written notice of any proposal was received.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, has been previously distributed to all shareholders.  The Annual Report on Form 10-K is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material. The Company will provide, without charge, to each person solicited, upon the written request of any such person, a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules (as well as exhibits), required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the most recent fiscal year. Such requests should be submitted to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009.

DELIVERY OF DUPLICATE DOCUMENTS TO SHAREHOLDERS

Shareholders receiving multiple copies of the Form 10-K or Proxy Statement who desire to receive only single copies should make such request, either orally or in writing, to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009.

PROPOSAL NO. 1

THE ELECTION OF FIVE CLASS 2 DIRECTORS

The Board of Directors has determined that the Board shall be comprised of seven (7) members. The seven (7) regular members are divided into two (2) classes consisting of two (2) Class 1 members and five (5) Class 2 members. Class 1 and 2 Directors serve for two (2) year terms. Five Class 2 Directors are to be elected at the Annual Meeting to hold office until the 2010 annual meeting of the shareholders when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

The following table sets forth the information concerning the Board’s nominees for the Class 2 Director positions:

Nominee*	Age	Current Position
Thomas J. Shaw	57	Chairman, President, Chief Executive Officer, and Class 2 Director
Douglas W. Cowan	65	Vice President, Chief Financial Officer, Treasurer, and Class 2 Director
Marwan Saker**	53	Class 2 Director
Steven R. Wisner	51	Executive Vice President, Engineering & Production and Class 2 Director
Clarence Zierhut**	80	Class 2 Director

*	These Directors are currently incumbent Class 2 Directors.
**	These Directors are independent Directors.

BACKGROUND OF CLASS 2 DIRECTOR NOMINEES

Thomas J. Shaw, our Founder, has served as Chairman of the Board, President, Chief Executive Officer, and Director since our inception. In addition to his duties overseeing our Management, he continues to lead our design team in product development of other medical safety devices that utilize, among other things, his unique patented friction ring technology. Mr. Shaw has over 25 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges. He has been granted multiple patents and has additional patents pending. Mr. Shaw received a Bachelor of Science in Civil Engineering from the University of Arizona and a Master of Science in Accounting from the University of North Texas.

Douglas W. Cowan is a Vice President and our Chief Financial Officer, Treasurer, and a Director. Mr. Cowan joined us as Chief Financial Officer and was elected to the Board of Directors in 1999. He is responsible for our financial, accounting, risk management, and forecasting functions. Mr. Cowan has a Bachelor of Business Administration from Texas Technological College. He is a CPA licensed in Texas.

Marwan Saker joined our Board of Directors in June 2000. Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., an export management company that supplies agricultural equipment and supplies to overseas markets. Since 2000, he has served as Director of Consolidated Food Concepts Inc.  Since 1986, he has served as President of International Exports & Consulting Inc., an export management, consulting, and distribution company. Since 2000, he has served as Vice President of Hanneke Corp., an overseas sourcing company. From 1998 to 2001, he served as a Member of My Investments, LLC, an equity investment company. Since 1999, he has served as President of Saker Investments Inc., a company that manages an investment portfolio. Since 1998, he has served as a General Partner of Maya Investments, Ltd., an investment management limited partnership. He also serves as a

Member of MMDA, LLC, a real estate development company. Mr. Saker has acted as a representative for U.S. companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa. Mr. Saker was instrumental in developing successful partnerships in more than 15 countries. He offices in Irving, Texas.

Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and as a Director. Mr. Wisner’s responsibilities include the management of engineering, production, Chinese operations, and international sales. Mr. Wisner has over 30 years of experience in product design, development, and manufacturing. Mr. Wisner holds a Bachelor of Science in Computer Engineering from Iowa State University.

Clarence Zierhut has served on our Board of Directors since April 1996. Mr. Zierhut founded an industrial design firm in 1955, Zierhut Design, now Origin Design, that develops new products from concept through final prototypes. He ceased management of the company for a period of time but has since resumed his executive duties. During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence. His clients have included Johnson & Johnson, Abbott, Gould, and McDonnell Douglas. He received a Bachelor of Arts from Art Center College of Design in Los Angeles, California.

INTEREST OF NOMINEES IN THE OPTION EXCHANGE PLAN

Certain of the nominees, Messrs. Saker and Zierhut, independent Directors, hold stock options for the purchase of the number of shares set forth below:

Nominee With Interest	No. of Shares Underlying Options
Marwan Saker	81,000
Clarence Zierhut	25,000

The nominees above have an interest in the approval of the Option Exchange Plan that is not shared by non-employee option holders in that the non-employee Directors’ options will vest immediately while employee options will require a minimum vesting period of one year.  Messrs. Cowan and Wisner will also be allowed to participate in the Option Exchange Plan but their new options, should they choose to participate, would be subject to the same vesting schedule as the remainder of the employees.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return for our Common Stock from December 31, 2002, to December 31, 2007, to the total returns for the Russell Microcap® and Becton, Dickinson and Company (“BD”), a peer issuer. The graph assumes an investment of $100 in Common Stock and in the Russell Microcap® index as of January 1, 2002, and that all dividends are reinvested.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” IN THE ELECTION OF THE FIVE CLASS 2 DIRECTORS

In the event any of the nominees should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for the election, in their stead, of any other person the Board of Directors may recommend. The nominees are currently serving as Class 2 Directors of the Company, and, if they are re-elected, the nominees will continue to serve until their terms expire upon the election and qualification of their successors, or their earlier retirement, resignation, or removal. The nominees have indicated their willingness to serve the full term, and Management of the Company knows of no reason why they would be unable to serve.

DIRECTORS, EXECUTIVE OFFICERS, AND EMPLOYEES

The following table sets forth information concerning our Directors, executives, and certain of our significant employees as of the date of this Proxy Statement.  Our Board of Directors consists of a total of seven (7) members, two (2) members of which are Class 1 Directors and five (5) of which are Class 2 Directors which serve for two-year terms.

Name	Age	Position	Term as Director Expires
EXECUTIVES
Thomas J. Shaw	57	Chairman, President, Chief Executive Officer, and Class 2 Director	2008
Douglas W. Cowan	65	Vice President, Chief Financial Officer, Treasurer, and Class 2 Director	2008
Kathryn M. Duesman	45	Executive Director, Global Health	N/A
Russell B. Kuhlman	54	Vice President, Sales	N/A
Michele M. Larios	42	Vice President, General Counsel, and Secretary	N/A
Lawrence G. Salerno	47	Director of Operations	N/A
Steven R. Wisner	51	Executive Vice President, Engineering & Production and Class 2 Director	2008

INDEPENDENT DIRECTORS
Marco Laterza	60	Class 1 Director	2009
Amy Mack	40	Class 1 Director	2009
Marwan Saker	53	Class 2 Director	2008
Clarence Zierhut	80	Class 2 Director	2008

SIGNIFICANT EMPLOYEES
Shayne Blythe	39	Director of Sales and Marketing Logistics	N/A
John W. Fort III	40	Director of Accounting	N/A
James A. Hoover	60	Director of Quality Assurance	N/A
R. John Maday	47	Production Manager	N/A
Jules Millogo	48	Medical Director	N/A
Judy Ni Zhu	50	Research and Development Manager	N/A

Executives

Thomas J. Shaw, our Founder, has served as Chairman of the Board, President, Chief Executive Officer, and Director since our inception. In addition to his duties overseeing our Management, he continues to lead our design team in product development of other medical safety devices that utilize, among other things, his unique patented friction ring technology. Mr. Shaw has over 25 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges. He has been granted multiple patents and has additional patents pending. Mr. Shaw received a Bachelor of Science in Civil Engineering from the University of Arizona and a Master of Science in Accounting from the University of North Texas.

Douglas W. Cowan is a Vice President and our Chief Financial Officer, Treasurer, and a Director. Mr. Cowan joined us as Chief Financial Officer and was elected to the Board of Directors in 1999. He is responsible for our financial, accounting, risk management, and forecasting functions. Mr. Cowan has a Bachelor of Business Administration from Texas Technological College. He is a CPA licensed in Texas.

Kathryn M. Duesman, RN, joined us in 1996 and currently serves as the Executive Director, Global Health. She provides clinical expertise on existing products as well as those in development. She has been instrumental in developing training and marketing materials and has spoken and been published on safety issues. Ms. Duesman works with international agencies to promote the use of safe technologies in developing countries.  Ms. Duesman is a 1985 graduate of Texas Woman’s University with a Bachelor of Science in Nursing. Ms. Duesman’s clinical background as a registered nurse includes diagnostic, acute, and home healthcare nursing.

Russell B. Kuhlman joined us in February 1997 and is our Vice President, Sales. Mr. Kuhlman is responsible for management of the sales force and liaison with GPOs and product training for our sales organization, as well as distribution. Mr. Kuhlman’s efforts with us have resulted in bringing onboard Specialty Distributors, influencing legislation, and educating influential healthcare representatives about the benefits of our product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country. He has a sales background in the medical service industry that includes his most recent work for ICU Medical (formerly Bio-Plexus), a medical device manufacturing company, from 1994 to 1997, where he developed strategic marketing plans for new safety products. Prior to his work there, Mr. Kuhlman worked as Director of Sales and Marketing for Ryan Winfield Medical, Inc., a medical device manufacturing company, from 1989 to 1994, where he launched several new products, developed strategic sales territories, and was the trainer for Sales and Regional Managers. Mr. Kuhlman also worked for BD Vacutainer® Systems, a medical products company, in several territories from 1980 to 1989, where he was recognized as the National Sales Representative for the year 1987. Mr. Kuhlman holds a Bachelor of Science in Finance from the University of Tennessee.

Michele M. Larios joined us in February 1998 and currently serves as our Vice President, General Counsel and Secretary. Ms. Larios is responsible for our legal and legislative, quality assurance, human resource, and regulatory functions. In addition to working on legal matters and with outside counsel, Ms. Larios works with legislators on pertinent issues and relevant legislation.  Ms. Larios received a Bachelor of Arts in Political Science from Saint Mary’s College in Moraga, California, and a Juris Doctorate from Pepperdine University School of Law in Malibu, California.

Lawrence G. Salerno has been employed with us since 1995 and has served as Director of Operations for us since 1998. He is responsible for the manufacture of all our products, as well as all product development and process development projects. In addition, he supervises all aspects of the construction and expansion of our facilities in Little Elm, Texas. Mr. Salerno is the brother of Ms. Lillian E. Salerno, a shareholder holding approximately 10 percent of the Common Stock. Mr. Salerno received his Bachelor of Science in Economics from the University of North Texas.

Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and as a Director. Mr. Wisner’s responsibilities include the management of engineering, production, Chinese operations, and international sales. Mr. Wisner has over 30 years of experience in product design, development, and manufacturing. Mr. Wisner holds a Bachelor of Science in Computer Engineering from Iowa State University.

Independent Directors

Marco Laterza joined us as a Director effective as of March 22, 2005. Since 1988, Mr. Laterza has owned and operated a public accounting practice. His practice includes corporate, partnership and individual taxation, compilation/review of financial statements, financial planning, business consulting, and trusts and estates. From 2004 to the present Mr. Laterza has also served as the Chief Financial Officer for EZ Blue Software Corporation, a development stage software company. Formerly, Mr. Laterza was employed in a number of positions from 1977 to 1985 with El Paso Natural Gas Company eventually serving as its Director of Accounting. Mr. Laterza received his Bachelors of Business Administration in Accounting from Pace University in 1972. He is a CPA and has received a Certificate of Educational Achievement in Personal Financial Planning from the American Institute of CPAs.

Amy Mack joined us as a Director on November 19, 2007.  Since 2003, she has owned and operated SPA 02, a medical spa.  Since April of 2000, she has owned and operated (and served as Chief Nursing Officer for) EmergiStaff & Associates, a nursing staffing company, in Dallas, Texas.  She served as a registered nurse from August 1997 to the date she began EmergiStaff & Associates.  She obtained her Bachelor of Science degree from Texas A&M University in College Station, Texas in 1991 and an Associate degree in Nursing from El Centro College in Dallas, Texas in 1994.  She is a registered nurse in Texas.

Marwan Saker joined our Board of Directors in June 2000. Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., an export management company that supplies agricultural equipment and supplies to overseas markets. Since 2000, he has served as Director of Consolidated Food Concepts Inc.  Since 1986, he has served as President of International Exports & Consulting Inc., an export management, consulting, and distribution company. Since 2000, he has served as Vice President of Hanneke Corp., an overseas sourcing company. From 1998 to 2001, he served as a Member of My Investments, LLC, an equity investment company. Since 1999, he has served as President of Saker Investments Inc., a company that manages an investment portfolio. Since 1998, he has served as a General Partner of Maya Investments, Ltd., an investment management limited partnership. He also serves as a Member of MMDA, LLC, a real estate development company. Mr. Saker has acted as a representative for U.S. companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa. Mr. Saker was instrumental in developing successful partnerships in more than 15 countries. He offices in Irving, Texas.

Clarence Zierhut has served on our Board of Directors since April 1996. Mr. Zierhut founded an industrial design firm in 1955, Zierhut Design, now Origin Design, that develops new products from concept through final prototypes. He ceased management of the company for a period of time but has since resumed his executive duties. During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence. His clients have included Johnson & Johnson, Abbott, Gould, and McDonnell Douglas. He received a Bachelor of Arts from Art Center College of Design in Los Angeles, California.

Significant Employees

Shayne Blythe has been with us for over ten years and is our Director of Sales and Marketing Logistics.  She is responsible for developing and implementing strategic directions, objectives, comprehensive sales and marketing plans, and programs.  In addition, she directs and oversees all aspects of the distribution process and customer service policies in order to monitor and maintain customer satisfaction.  Prior to joining us, Ms. Blythe assisted Mr. Shaw with the original 3cc syringe and other SBIR grant projects.  Ms. Blythe has a Bachelors of Business Administration in management from the American International University.

John W. Fort III is our Director of Accounting. Mr. Fort joined us in March of 2000 as a Financial Analyst and has served as our Director of Accounting since October of 2002. His primary responsibilities include managing the day-to-day operations of the Accounting and Finance Department and coordination of the annual audits, and interim reviews by our independent accountants, as well as our cost accounting and forecasting functions. Prior to joining us, he served as the Manager of Financial Planning for the product-marketing department of Excel Communications. Mr. Fort also served as the Manager of Budgeting and Projections for Snelling and Snelling, Inc., an international personnel services firm. Mr. Fort holds a Bachelor of Business Administration in Accounting from Tarleton State University.

James A. Hoover joined us in February 1996 and is our Director of Quality Assurance. Prior to his becoming Director of Quality Assurance he was Production Manager. He is responsible for our quality assurance functions. Mr. Hoover has also developed and implemented FDA required procedures and has been involved in the FDA inspection process. Mr. Hoover joined us after working for Sherwood for 26 years. During his tenure with Sherwood, a medical device manufacturing company, he gained hands-on experience in all aspects of the medical device manufacturing process. Mr. Hoover began his career with Sherwood as a materials handler and worked his way up through a series of positions with added responsibilities to his final position there as Production Manager of Off-Line Molding, Operating Room/Critical Care. In this capacity, he managed several departments, ran several product lines, and hired and supervised over 200 employees. While at Sherwood, he also gained experience with one of the country’s first safety syringes, the Monoject®.

R. John Maday joined us in July 1999 and is our Production Manager. He is responsible for supervision of the production of our products. Prior to becoming Production Manager on January 1, 2005, he served as our Production General Supervisor. Mr. Maday has 25 years of manufacturing experience in both class II and III medical devices. He spent three years with Mentor Corp. supervising two production departments and 13 years with Sherwood in which he gained hands-on experience in all aspects of medical device manufacturing including managing the Kit and Packaging department with over 225 employees. Mr. Maday’s formal training includes FDA and Total Quality Management Systems and he is certified as a Black Belt of Six Sigma Methodology.

Dr. Jules Millogo has served as our Medical Director since May 2007. His duties include representing us at scientific forums and working with the Ministries of Health and international organizations on developing injection safety and health workers safety standards and policies. From 2004 to April 2007 Dr. Millogo was employed by John Snow, Inc. as the Project Director for the Washington-based Making Medical Injections Safer Project (“MMIS”), a $150 million project funded by the U.S. government to decrease unsafe injections and the medical transmission of HIV/AIDS, and hepatitis B and C as part of the U.S. President Emergency Plan for AIDS Relief (PEPFAR which was administered by PATH). Under his leadership, the MMIS Project trained more than 100,000 health workers in safer injection practices and donated more than 100 million safety syringes to high HIV prevalence countries in Africa and the Caribbean. From 2001 to 2004 Dr. Millogo was a technical advisor for John Snow, Inc. Dr. Millogo’s experience includes working in several African and Asian countries under the World Health Organization. Dr. Millogo holds a Master’s of Science in Epidemiology of Communicable Diseases from the University College of London, UK, and a MD from the University of Ouagadougou, Burkina Faso. Dr Millogo is fluent in French, English, and several African languages.

Judy Ni Zhu joined us in 1995 and is our Research and Development Manager. Her primary focus is on new product development and improvement of current products. Prior to joining us, Ms. Zhu worked as a design engineer with Mr. Shaw on the original 3cc syringe and other SBIR grant projects. Ms. Zhu received her Bachelor of Science from Northwest Polytechnic University in Xian, China, and her Master of Engineering from the University of Texas at Arlington. Ms. Zhu has assisted in design modifications for the 3cc syringe, which have maximized both product reliability and production efficiency. She also designed and developed a manual needle assembly machine and an automatic lubricating and capping system for the 3cc syringe and developed and assisted in the design of automated blood collection tube holder assembly equipment. Ms. Zhu has collaborated with Ms. Duesman and Mr. Shaw in the filing of several patent applications.

Family Relationships

There are no family relationships among the above persons except as set forth above.

Involvement in Certain Legal Proceedings

None of the above persons or any business in which such person was an executive officer have been involved in a bankruptcy petition, been subject to a criminal proceeding (excluding traffic violations and other minor offenses), been subject to any order enjoining or suspending their involvement in any type of business, or been found by a court or administrative body to have violated a securities law.

Directorships in Other Public Companies

No Directors hold Directorships in reporting companies other than as set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires our Directors, executive officers, and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of our Common Stock and our other equity securities. Officers, Directors, and greater than 10 percent shareholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of Forms 3 and 4 furnished to us, all Directors, Officers, and holders of more than 10 percent of our equity securities registered pursuant to Section 12 of the Exchange Act filed reports required by Section 16(a) of the Exchange Act as of December 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 28, 2008, for each person known by us to own beneficially 5 percent or more of the voting capital stock.  Except pursuant to applicable community property laws, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares, except as noted below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
	Thomas J. Shaw(2) 511 Lobo Lane P.O. Box 9 Little Elm, TX 75068-0009	11,280,000	47.2%	(2)

	Suzanne M. August(3) 5310 Buena Vista Drive Frisco, TX 75034	2,800,000	11.7%	(3)

	Lillian E. Salerno(4) 432 Edwards Lewisville, TX 75067	2,409,500	10.1%

	Signia Capital Management, LLC(5) 108 N. Washington St., Ste. 305 Spokane, Washington 99201	1,549,462	6.5%
Class B Stock
	Thomas J. Shaw	80,000	3.5%
	Lillian E. Salerno	12,500	1.0%

(1)                                  The percentages of Common Stock are based on 23,892,564 shares of Common Stock equivalents consisting of 23,800,064 shares of Common Stock outstanding and 92,500 shares of Preferred Stock convertible by the above persons within 60 days of this Proxy Statement. The percentages of Class B Stock are based on 2,285,266 shares of Class B Stock outstanding.

(2)                                  80,000 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of this Proxy Statement.  2,800,000 of the shares are owned by Ms. Suzanne August (see footnote 3) but are controlled by Mr. Shaw, pursuant to a Voting Agreement.  These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in calculating Mr. Shaw’s Common Stock equivalents and percentages in the above table.

(3)                                  Ms. August’s 2,800,000 shares are controlled by Mr. Thomas J. Shaw, pursuant to a Voting Agreement.  See footnote 2 for a more detailed explanation.  Accordingly, they are also included in the Common Stock equivalents and percentages for Thomas Shaw in the above table.

(4)                                  12,500 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of this Proxy Statement.

(5)                                  The number of shares held by this entity was obtained from a Schedule 13G/A filed on February 4, 2008.  Pursuant to the Schedule 13G/A, Signia Capital Management, LLC has sole voting power for 635,938 of the shares and sole dispositive power for a total of 1,549,462 shares (inclusive of the sole voting power shares).

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 28, 2008, for each Named Executive Officer specified by Item 402 of Regulation S-K (i.e., our CEO, CFO, and three other highest paid officers) and Director (including the incumbent Director nominees) of the Company.  Except pursuant to applicable community property laws or as otherwise discussed below, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
As a Group	Named Executive Officers and Directors	12,503,400	49.9%
As Individuals	Thomas J. Shaw(2)	11,280,000	45.0%
	Marwan Saker(3)	436,000	1.7%
	Clarence Zierhut(4)	35,000	< 1%
	Douglas W. Cowan(5)	204,000	1.0%
	Steven R. Wisner(6)	206,400	1.0%
	Russell B. Kuhlman(7)	127,900	1.0%
	Michele M. Larios(8)	204,100	1.0%
	Marco Laterza	10,000	< 1%

Class B Stock
As a Group	Officers and Directors	435,000	19.0%
As Individuals	Thomas J. Shaw	80,000	3.5%
	Marwan Saker	355,000	15.5%

(1)           The percentages of Common Stock are based on 25,079,964 shares of Common Stock equivalents consisting of 23,800,064 shares of Common Stock outstanding at July 28, 2008; 447,500 shares of Preferred Stock convertible by the above persons and options for the purchase of 832,400 shares of Common Stock obtainable by the above persons within 60 days of this Proxy Statement. The percentages of Class B stock are based on 2,285,266 shares of Class B Stock outstanding.

(2)           80,000 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of this Proxy Statement. 2,800,000 of the shares are Common Stock shares owned by Ms. Suzanne August but are controlled by Mr. Shaw, pursuant to a Voting Agreement.  These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in calculating Mr. Shaw’s Common Stock equivalents and percentages in the above table.

(3)           355,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of this Proxy Statement. The shares are held as follows: Saker Investments holds 15,500 shares of Series IV Class B Convertible Preferred Stock and 25,000 shares of Series V Class B Convertible Preferred Stock, Sovana Cayman Islands, Inc. holds 300,000 shares of Series IV Class B Convertible Preferred Stock, and My Investments holds 14,500 shares of Series IV Class B Convertible Preferred Stock. Mr. Saker is an Officer or Director and shareholder for each of these companies. The remaining 81,000 shares identified as Common Stock are shares obtainable through the exercise of options held by Mr. Saker within 60 days of this Proxy Statement.

(4)           25,000 of these shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of this Proxy Statement.

(5)           These shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of this Proxy Statement.

(6)           201,400 of these shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of this Proxy Statement.

(7)           126,900 of these shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of this Proxy Statement.

(8)           194,100 of these shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of this Proxy Statement.

There are no arrangements, the operation of which would result in a change in control of the Company, other than the fact that Ms. August’s shares shall cease to be controlled by Mr. Shaw under their Voting Agreement upon their sale to a third party.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We believe that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. In accordance with our Audit Committee Charter, the Audit Committee has reviewed and approved all related party transactions.  In particular, the Audit Committee reviews all proposed transactions where the amount involved meets or exceeds $120,000.

Thomas J. Shaw, our President and Chief Executive Officer who beneficially owned 35.3 percent of the outstanding Common Stock (and controlled another 11.8 percent pursuant to a Voting Agreement with Ms. Suzanne August) as of July 28, 2008, was paid a licensing fee of $500,000 (amortized over 17 years) by us for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute retractable medical safety products. In addition, Mr. Shaw and Ms. August, together, receive an aggregate 5 percent royalty on gross sales of all licensed products sold to customers over the life of the Technology Licensing Agreement.  A royalty of $1,471,046 was paid in 2007 and royalties of $1,151,814 were paid through July 28, 2008.

We have an oral consulting agreement with MediTrade International Corporation, a company controlled by Ms. Lillian Salerno, a shareholder holding approximately 10 percent of the Common Stock.  It is paid $6,500 per month plus expenses.  In 2007, it was paid aggregate consideration of $129,618.  It has been paid $55,900 through July 28, 2008.

CORPORATE GOVERNANCE

The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. Currently, a majority (four of seven) of the Directors serving on our Board of Directors are independent Directors as defined in the listing standards of The American Stock Exchange (the “AMEX”). The Company’s current independent Directors are Messrs. Marco Laterza, Marwan Saker, and Clarence Zierhut and Ms. Amy Mack.  In determining whether the Directors were independent, the Company considered the following transactions:

Mr. Clarence Zierhut assisted the Company in the past, through Origin Design, in addressing design issues.  Origin Design has been paid consulting fees which have never aggregated to $60,000 per year.

Ms. Amy Mack’s company was paid $4,500 in 2007 for participation in a clinical trial.

The Board of Directors determined that their independence was not compromised by such transactions.

The Board of Directors meets quarterly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board of Directors met eight times. Mr. Marwan Saker attended fewer than 75 percent of the aggregate of meetings of the Board of Directors and the Committees on which he served in 2007.  The Board of Directors has established standing Audit, Compensation and Benefits, Nominating, and Executive Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. A description of the committees and their functions, their current members, and the number of meetings held by them during the last fiscal year are described below.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee represents and assists the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices and legal compliance of the Company. The Audit Committee has general responsibility for oversight of the accounting and financial processes of the Company, including oversight of:  (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the Company’s compliance with legal and regulatory requirements, and (3) the qualification and independence of the Company’s independent accountants and the performance of the audit of the Company’s financial statements by the independent accountants. The Audit Committee also provides an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The Audit Committee met a total of eight times in 2007.  Our written Audit Committee Charter is available on our website, www.vanishpoint.com.  The members of the Audit Committee are independent as defined by the listing standards of the AMEX.  The Audit Committee consists of Messrs. Marco Laterza, Marwan Saker, and Clarence Zierhut.  Mr. Marco Laterza currently serves as its designated Audit Committee Financial Expert.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with Management.  The Audit Committee has discussed with the independent accountant, CF & Co., L.L.P. (“CF & Co.”), the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from CF & Co. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent accountant the independent accountant’s independence.  Based on the review and discussions with CF & Co., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended 2007 for filing with the Commission.

MARCO LATERZA
MARWAN SAKER
CLARENCE ZIERHUT

Compensation and Benefits Committee

The Compensation and Benefits Committee discharges the Board of Directors’ responsibilities relating to the compensation of our executive officers and Directors, prepares reports on compensation, as requested, and administers our equity and other incentive compensation plans. The scope of authority includes discharging the Board of Directors’ responsibilities relating to the compensation of our executive officers and Directors, preparing any necessary compensation reports, and administering our equity and other incentive plans.  The committee’s authority may not be delegated except back to the full Board of Directors.  In the past, Company’s counsel has retained Trinity Executive Recruiters, Inc. to assist the committee in providing benchmarks for compensation of executive officers by similarly sized companies in similar industries.  However, the Company is not required to retain such consultants and such consultants are not retained on an ongoing basis.

The Compensation and Benefits Committee met one time during 2007. The Compensation and Benefits Committee currently consists of Messrs. Marco Laterza and Clarence Zierhut and Ms. Amy Mack.  The recently amended charter is available on our website, www.vanishpoint.com, and attached hereto as Appendix A.  All members of our Compensation and Benefits Committee are independent as defined by the AMEX listing standards.

Nominating Committee

The Nominating Committee assists the Board of Directors by identifying qualified candidates for Director positions, recommending Director nominees for the annual meetings, recommending candidates for election by the Board of Directors to fill vacancies on the Board and recommending Director nominees for Committee vacancies. The Nominating Committee met one time in 2007.  The Nominating Committee consists of Messrs. Marwan Saker, Marco Laterza and Clarence Zierhut. The charter of the Nominating Committee is available at our website, www.vanishpoint.com.  All members of our Nominating Committee are independent as defined by the AMEX’s listing standards.

Director Nomination Policies

As set forth in Section (C)(5) of our Nominating Committee Charter, it is the policy of the Nominating Committee to consider all bona fide candidates recommended by shareholders for nomination for election to the Board. The Committee considers such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner.

Nominees properly submitted by any shareholder will be considered for recommendation by the Nominating Committee to the Board of Directors and for recommendation by the Board to the shareholders in our Proxy Statement. The procedure to be followed by shareholders in submitting such recommendations for the next Annual Meeting is set forth in detail herein in the Section entitled “DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2009.”

We establish, through our Nominating Committee, selection criterion that identifies desirable skills and experience for prospective Board members, including those properly nominated by shareholders, and addresses the issues of diversity and background. The Board, with the assistance of the Nominating Committee, selects potential new Board members using the criteria and priorities established from time to time based upon the needs of the Company.  The composition, skills, and needs of the Board change over time and will be considered in establishing the desirable profile of candidates for any specific opening on the Board of Directors.

Pursuant to Section (C) of the Nominating Committee Charter, at a minimum, recommended nominees by the Nominating Committee for service on the Board must be well regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with our business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors. The Nominating Committee will also consider such qualities as independence from the Company. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

The Nominating Committee considers nominees recommended by Board members, Management, and the shareholders.  It is further empowered, when necessary in its judgment, to retain and compensate third party search firms to assist in identifying or evaluating potential nominees.

The Class 2 Director nominees were recommended by the Nominating Committee and unanimously approved by the Board of Directors.

Executive Committee

The Executive Committee possesses and may exercise all the powers and authority of the Board of Directors in the control and management of the business and affairs of the Company during intervals between regular meetings of the Board of Directors. These powers are limited as follows: the Committee cannot fill any of its vacancies and the Committee does not have the power to declare dividends, amend bylaws, elect or remove any Officer or Director, submit to shareholders actions that require approval of shareholders, amend any resolution of the Board of Directors, act on matters assigned to other committees, create or fill any vacancies on the Board of Directors, authorize distributions, or issue shares. The Executive Committee has never met. The Executive Committee consists of Messrs. Thomas J. Shaw and Steven R. Wisner.

Communications with the Board of Directors

The Board of Directors has established a Disclosure Representative Policy and a standing Disclosure Representative position. It is our policy that the Disclosure Representative serve as the primary contact for shareholders and others desiring to communicate directly with the Board of Directors.  It is further our policy that all communications addressed to the Board of Directors or the Disclosure Representative are sent to all Board members.  The current Disclosure Representative is Mr. Marco Laterza.  Communications intended for the Board of Directors should be in writing, addressed to the attention of the “Disclosure Representative” or Mr. Marco Laterza, and sent to 511 Lobo Lane, Little Elm, Texas 75068-0009.

Periodically, shareholders contact our Chief Financial Officer, Mr. Douglas Cowan, who responds to questions individually unless the question is directed to the full Board of Directors or the Disclosure Representative.

Policy Regarding Attendance at Annual Meetings

We have a policy encouraging Board members’ attendance at Annual Meetings.  All of the seven members of the Board attended the 2007 Annual Meeting.

PROPOSAL NO. 2

APPROVAL OF THE 2008 STOCK OPTION PLAN

On July 25, 2008, the Board of Directors adopted the 2008 Stock Option Plan (the “Plan”).  The shareholders must approve the Plan within 12 months in order to qualify certain options under the Plan as potential Incentive Stock Options (“ISOs”).  The Plan, if approved, will provide for the granting of ISOs and Non-Qualified Stock Options (“NQSOs”), as defined in the Plan and collectively referred to in this section as “Stock Options”.  The purpose of the Plan will be to encourage stock ownership by the Company’s employees, to provide an incentive for such employees to expand and improve the profits of the Company, and to assist the Company in attracting and retaining key personnel and relationships through the grant of Stock Options to purchase shares of Common Stock.  The following description is intended to be a summary of the Plan’s principal terms and is qualified in its entirety to the complete text provided as Appendix B attached hereto.

DESCRIPTION OF THE PROPOSED PLAN AND OPTIONS TO BE ISSUED THEREUNDER

General

The Plan authorizes the Company to grant ISOs to employees of the Company and NQSOs to employees, independent contractors, and non-employee Directors.   There are currently 142 employees, four non-employee Directors, and five consultants that are eligible for Awards under the Plan.  The Plan will be administered by the Compensation and Benefits Committee (the “Committee”), or, if the Board decides otherwise on occasion, by the Board (such body referred to herein as “Administrator”). The interpretation and construction of a provision of the Plan by the Committee shall be final unless otherwise determined by the Board of Directors.  The Company has reserved a maximum of 3,000,000 shares of Common Stock to be available for issuance pursuant to Stock Options granted under the Plan, subject to adjustment to reflect a subdivision or consolidation of shares or any other capital adjustment, payment of a stock dividend, or other increase or decrease in such shares effected without consideration.

In addition, the Plan does not limit the aggregate number of Awards that may be granted except that the number of shares reserved for issuance under the Plan cannot exceed 3,000,000 shares.

Awards

Under the Plan, the Administrator has wide discretion and flexibility, enabling it to administer the Plan in the manner it determines to be in the best interest of the Company. Thus, Awards may be granted in various combinations and sequences and may be subject to various conditions, restrictions, and limitations at grant or upon exercise or payment not inconsistent with the terms of the Plan. The Administrator’s determinations with respect to which employees will receive Awards, and the form, amount and frequency, and the terms and conditions thereof, need not be uniform as to similarly situated persons.  The designation of an employee to receive one form of an Award under the Plan does not require the Administrator to designate or entitle such employee to receive any other form of Award.

All Stock Options must expire no later than ten years from the date of grant.

New Plan Benefits

The benefits and amounts that will be received by or allocated to various persons are not determinable at this time, nor would they have been determinable if the Plan were in effect last year.  Such benefits are determined at the time of grant by the Administrator. The Stock Options will be exercisable at such times and subject to such terms and conditions set forth in the agreement for each Stock Option.

ISO Requirements

The Company’s Common Stock is listed on the AMEX.  All ISOs granted are subject to the condition that the aggregate fair market value (determined at the time of the grant) of the Common Stock with respect to which ISOs are exercisable for the first time by any employee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000), or other such amount as may be hereafter set by amendments to the Internal Revenue Code of 1986, as amended (the “Code”). All ISOs held by a 10 percent shareholder must expire no later than five years from the date of grant.

Generally, ISOs will terminate three months after termination of employment without cause and automatically upon termination for cause.  However, a longer period is provided in the case of death or permanent disability.  In such cases, ISOs expire after one year following the termination of employment.  Any ISOs not then exercisable shall be forfeited upon death or permanent disability.

The option price for any ISO will be at least 100 percent of the fair market value of the Company’s Common Stock as of the date of grant.  However, in the event the participant is a 10 percent shareholder, the price of the ISO will be at least 110 percent of the fair market value of the Common Stock as of the date of grant.

The Plan limits the number of ISOs that can be issued to employees. Other than limiting Awards to employees, there are no restrictions on the number of officers or other employees eligible to receive Awards or the Awards that may be granted to one person.

NQSO Requirements

The holder of an NQSO must, prior to issuance of Documents Indicating Ownership, remit to the Company the amount, if any, of employment taxes required to be withheld upon exercise of the NQSO.

Generally, NQSOs will terminate automatically upon termination of the participant’s relationship with the Company for cause and after one year following termination of the participant’s relationship with the Company due to death or disability.  Any NQSOs not then exercisable are forfeited upon permanent disability or death.  NQSOs that are vested at a termination of relationship without cause will continue until expiration of their original term.

The option price for an NQSO will be at least 100 percent of the fair market value of the Common Stock of the Company on the date of the grant.

Effect of Extraordinary Corporate Transactions on Options

In the event the Company shall be the surviving corporation in any merger or consolidation, any Stock Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Stock Option would have been entitled after the merger or consolidation.  In the event of: 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50 percent of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), all Stock Options outstanding under this Plan shall terminate after a period of three months from the completion of such trigger event; provided, however, that each Participant (and each other person entitled to exercise a Stock Option) shall have the right, immediately upon announcement of such event to exercise such Participant’s Stock Options in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Options are otherwise exercisable under the terms of this Plan.

Transferability of Options

The Stock Options are not transferable except by will or the laws of descent and distribution.

FEDERAL INCOME TAX CONSEQUENCES

ANY TAX ADVICE CONTAINED HEREIN AND IN ANY ATTACHMENTS HERETO WAS NOT INTENDED OR WRITTEN TO BE USED AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF (1) AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE RECIPIENT OR ANY TAXPAYER OR (2) PROMOTING, RECOMMENDING OR MARKETING TO ANOTHER PARTY ANY TRANSACTION OR MATTER DISCUSSED HEREIN.  THIS ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED BY THE WRITTEN ADVICE.  THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a brief summary of the Company’s understanding of the principal anticipated federal income tax consequences of Awards made under the Plan based upon the applicable provisions of the Code in effect on the date hereof.  This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences.

ISOs Generally

Generally, an option holder will not realize taxable income at the time an ISO is granted or exercised.  However, exercise of an ISO may cause the option holder to incur alternative minimum tax liability even if he has no taxable income from the exercise under general income tax principles.  Company Common Stock is issued to an option holder pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the option holder within two years of the date of grant or within one year after exercise of the option, then: (a) any gain upon the subsequent sale of the shares will be taxed to the option holder as a capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes.  The spread between the ISO price and the fair market value of the shares at the time of exercise is a preference item for purposes of the alternative minimum tax.

If an option holder disposes of shares acquired upon the exercise of an ISO before the expiration of the holding periods described above, then generally: (a) the option holder will be taxed as if he had received compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the exercise date (or, if less, the amount realized on value of the shares on the disposition of the shares) over the option price paid for such shares, and (b) the Company will generally be entitled to a corresponding deduction in that year.  Any further gain or loss realized by the option holder will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

Subject to the disqualifying distribution rules described above, stock acquired through exercise of an ISO must be held for more than 12 months to obtain long-term capital gains treatment.

All stock acquired pursuant to the exercise of an ISO is subject to the holding period rules and disqualifying disposition rules described above. Pursuant to the Plan, an ISO can only be exercised by payment of the consideration in cash.

To the extent that the aggregate fair market value of the Company’s Common Stock (determined as of the date of grant) with respect to which ISOs are exercisable for the first time by an option holder during any calendar year (under all Company plans) exceeds $100,000, those options will not be considered ISOs.

NQSOs Generally

An option holder will generally not recognize taxable income at the time an NQSO is granted, but taxable income will be realized, and the Company will generally be entitled to a deduction, at the time of exercise of the NQSO. The amount of income and the Company’s deduction will be equal to the difference between the fair market value of the shares on the date of exercise and the NQSO exercise price. The income realized will be taxed to the option holder at the ordinary income tax rates for federal income tax purposes. Withholding is required upon exercise of an NQSO. On subsequent disposition of the shares acquired upon exercise of an NQSO, capital gain or loss as determined under the normal capital asset holding period rules will be realized in the amount of the difference between the proceeds of sale and the fair market value of the shares on the date of exercise.

Under the Plan, an option holder must pay the Company, no later than the date on which an amount first becomes includable in the participant’s gross income for federal income tax purposes with respect to an Award, any employment taxes required to be withheld with respect to such amount.  Withholding must be paid via cashier’s check.

AMENDMENTS WITHOUT SHAREHOLDER VOTE

The Plan may be amended by the Committee or discontinued by the Board of Directors provided that there may be no amendment or discontinuation without the approval of the stockholders which would: (a) except as expressly provided in the Plan, increase the total number of shares reserved for the purposes of the Plan, (b) decrease the option price of an ISO to less than the amounts provided for in the Plan, or (c) extend the duration of the Plan.  Except as provided in Section 11 of the Plan (which addresses changes in options due to changes in the number of outstanding shares and/or the occurrence of liquidation, merger, sale of substantially all of the assets, or transfer of at least 50 percent of the outstanding Common Stock), no amendment, alteration, or discontinuation may impair the rights of an option holder without his consent.  However, if the Administrator determines that the application of an accounting standard of an organization that reviews public company accounting disclosures concerning the treatment of stock options would have a significant adverse effect on the financial statements because of then outstanding stock options, then the Administrator may, in its absolute discretion, cancel and revoke all such Stock Options and the holders of such Stock Options will have no further rights relating to them.

CONSIDERATION RECEIVED BY COMPANY

We will not receive cash consideration for the granting of Stock Options.  The Stock Option price and any other amounts payable shall be paid in full by the option holder to the Company at the time the Stock Option is exercised.

RECENT MARKET VALUE OF UNDERLYING SHARES

The market value of the Common Stock underlying the options as of July 28, 2008, was $1.22 per share.

DISCLAIMER

This proposal is not the result of any specific effort to defend a takeover effort, merger, or any other corporate transaction as contemplated by Release No. 34-15230.  The purpose of this proposal is solely compensatory.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2008 STOCK OPTION PLAN.

PROPOSAL NO. 3

APPROVAL OF THE OPTION EXCHANGE PLAN

INTRODUCTION

We are seeking stockholder approval of an Option Exchange Plan (defined below) that would allow us to cancel out-of-the-money stock options currently held by some of our employees and Directors in exchange for the issuance of a lesser amount of stock options with lower exercise prices. We are proposing this plan because we believe that, by undertaking this exchange, we will more cost-effectively provide retention and incentive tools to our key contributors rather than simply issuing incremental equity or paying additional cash compensation.  Assuming full participation, the Option Exchange Plan would result in a net reduction of options for the purchase of approximately 969,000 shares.

OVERVIEW

On July 25, 2008, the Compensation and Benefits Committee recommended to our Board of Directors, and our Board of Directors subsequently authorized, a one-time Option Exchange Plan (the “Option Exchange Plan”), subject to stockholder approval. Under the proposed Option Exchange Plan, eligible employees, including executive officers, and members of our Board of Directors would be able to elect to exchange outstanding eligible options to purchase shares of our Common Stock for new stock options with lower exercise prices but covering fewer shares (the “New Options”).

The opportunity to participate in the option exchange will be offered to all of our current employees and members of our Board of Directors who hold options that were granted under our 1999 Stock Option Plan (the “1999 Plan”) or who have outstanding options granted for consulting services (collectively referred to as the “Eligible Participants”). Options surrendered for exchange under the Option Exchange Plan will, upon the closing of the exchange offer, be exchanged for New Options granted pursuant to our 2008 Stock Option Plan, assuming Proposal Number 2 is approved.  If that proposal fails, then the New Options will be granted under the 1999 Plan.

Under the proposed Option Exchange Plan, our executives and Directors will be allowed to participate.  Collectively, these executives and Directors hold options for the purchase of 832,400 shares of Common Stock out of the total 1,937,945 that are subject to purchase by exercise of existing options and which are eligible for surrender in the Option Exchange Plan.

Under the proposed Option Exchange Plan, each New Option will have: (1) an exercise price per share equal to an amount no lower than the fair market value upon the date of grant and no higher than twice the fair market value on the date of grant, (2) a new expiration date ending 10 years from the date of grant and (3) a minimum vesting period of one year (if the option holder is an employee) or immediate vesting if the option holder is a non-employee Director.  The ratio of shares underlying exchanged options to shares underlying New Options is two to one so that, if an option holder were to surrender an option for the purchase of 10,000 shares, he will receive a New Option for 5,000 shares.

We believe that, if approved by the stockholders, the Option Exchange Plan will permit us to:

•                  Enhance long-term stockholder value by restoring competitive incentives to the employees and Directors as exercise prices significantly in excess of market price undermine the effectiveness of options as employee performance and retention incentives;

•                  Encourage ownership of our Common Stock by our employees and Directors; and

•                  Reduce potential overhang, which is the number of shares issuable upon the vesting and exercise of outstanding stock options, by reducing the total number of shares underlying outstanding stock options.

If this proposal is approved, our Board of Directors intends to initiate the Option Exchange Plan promptly following the annual meeting.

REASONS FOR THE OPTION EXCHANGE PLAN

Many of our employees now hold stock options with exercise prices significantly higher than the current market price of our Common Stock. For example, on July 28, 2008, the closing price of our Common Stock on the AMEX was $1.22 per share and the weighted average exercise price of Eligible Options was $8.78. Consequently, as of July 28, 2008, approximately 1,938,000 shares of outstanding stock options held by Eligible Participants were “underwater,” meaning that the exercise price of each outstanding stock option was less than the market price for our Common Stock. Although we continue to believe that stock options are an important component of our employees’ total compensation, many of our employees view their existing options as having little or no value due to the difference between the exercise prices and the current market price of our Common Stock. As a result, for many employees, these options are ineffective at providing the incentives and retention value that our Board of Directors believes are necessary to motivate our management and our employees.

In addition to providing key incentives to our employees and Directors, the Option Exchange Plan is also designed to benefit our stockholders by reducing the potential dilution from stock option exercises in the future and by providing us better retention tools for our key contributors due to the extended vesting terms for the New Options. We estimate a reduction in our overhang of outstanding stock options of approximately 969,000 shares, assuming full participation in the Option Exchange Plan. The actual reduction in our overhang that could result from the Option Exchange Plan could vary significantly and is dependent upon the actual level of participation in the Option Exchange Plan.

DESCRIPTION OF THE OPTION EXCHANGE PLAN

Implementing the Option Exchange Plan

If the Option Exchange Plan is approved by the stockholders, it is the Board of Directors’ intent that Eligible Participants will be offered the opportunity to participate in the program under a tender offer (an “Offer to Exchange”) filed with the Securities and Exchange Commission (the “SEC”) beginning promptly upon conclusion of the annual meeting. From the time the Offer to Exchange commences, the Eligible Participants will be given at least 20 business days to make an election to surrender for cancellation all of their Eligible Options in exchange for New Options. The New Options will be issued promptly following the closing of the Offer to Exchange, which offering we expect will begin on or about October 1, 2008. Even if the Option Exchange Plan is approved by our stockholders, our Board of Directors will retain the authority, in its sole discretion, to terminate or postpone the program, at any time prior to the closing of the Offer to Exchange or to exclude certain eligible options or Eligible Participants from participating in the Option Exchange Plan due to tax, regulatory or accounting reasons or because participation would be inadvisable or impractical. Stockholder approval of the Option Exchange Plan applies only to this exchange program. If we were to implement a stock option exchange program in the future, we would once again need to seek stockholder approval.

Outstanding Options Eligible for the Option Exchange Plan

All options held by current employees and Directors that were issued under the 1999 Stock Option Plan or that were granted for consulting services are eligible for participation in the exchange.

Eligibility of Participants

The Option Exchange Plan will be open to all of our employees, including our executive officers, and our non-employee Directors. To be eligible, an employee must be employed by us and a Director must be serving on our Board of Directors at the time the Offer to Exchange commences. Additionally, in order to receive the New Options, an Eligible Participant who surrenders his or her Eligible Options for exchange must be an employee or serving on our Board of Directors on the date the New Options are granted. As of July 28, 2008, approximately 104 employees and two non-employee Directors held Eligible Options.

Exchange Ratio

The offering will be made on a two for one basis.  Accordingly, if an Eligible Participant surrenders an option for the purchase of 10,000 shares, he will receive a New Option for the purchase of 5,000 shares of Common Stock.

All or None Basis

Eligible Participants desiring to participate in the exchange must agree to tender all of their outstanding options.  No partial tenders will be accepted.

Election to Participate Is Voluntary

Participation in the Option Exchange Plan will be voluntary. Eligible Participants will be permitted to exchange all or none of their Eligible Options for New Options.

Exercise Price of New Options

All New Options will be granted with an exercise price equal to an amount no lower than the fair market value on the date of grant and no higher than twice the fair market value on the date of grant.

Vesting of New Options

Employees

The New Options granted to employees, including employee Directors, shall contain a minimum of a one-year vesting requirement.

Non-Employee Directors

New Options granted to non-employee Directors shall vest immediately.

Term of the New Options

The New Options will have a ten year termination date which means that the options will terminate ten years from the date of grant.

Other Terms and Conditions of the New Options

The other terms and conditions of the New Options will be set forth in an option agreement to be entered into as of the New Option grant date. Any additional terms and conditions will be comparable to the other terms and conditions of the Eligible Options (which were issued under the 1999 Stock Option Plan or under similar terms) except that the New Options will also allow for additional accelerated vesting in the event of the sale of substantially all of the assets of the Company and in the event of the transfer of at least 50 percent of the outstanding Common Stock of the Company (in addition to an event of dissolution, liquidation, and merger in which the Company does not survive).

All New Options will be granted under our 2008 Stock Option Plan, assuming that Proposal No. 2 is approved or the 1999 Stock Option Plan, if Proposal No. 2 is not approved.  The exercise of such options will be registered in an amended Form S-8 filing to be made no later than November 30, 2008.

Accounting Treatment

We have adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised), or FAS 123(R), regarding accounting for share-based payments. Under FAS 123(R), we will recognize the incremental compensation cost of the stock options granted in the Option Exchange Plan. The incremental compensation cost will be measured as the excess, if any, of the fair value of each New Option granted to employees in exchange for surrendered Eligible Options, measured as of the date the New Options are granted, over the fair value of the Eligible Options surrendered in exchange for the New Options, measured immediately prior to the cancellation. This incremental compensation cost will be recognized ratably over the vesting period of the New Options. As would be the case with to be surrendered options, in the event that any of the New Options are forfeited prior to their vesting due to termination of service, the compensation cost for the forfeited New Options will not be recognized.

U.S. Federal Income Tax Consequences

ANY TAX ADVICE CONTAINED HEREIN AND IN ANY ATTACHMENTS HERETO WAS NOT INTENDED OR WRITTEN TO BE USED AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF (1) AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE RECIPIENT OR ANY TAXPAYER OR (2) PROMOTING, RECOMMENDING OR MARKETING TO ANOTHER PARTY ANY TRANSACTION OR MATTER DISCUSSED HEREIN.  THIS ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED BY THE WRITTEN ADVICE.  THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the Option Exchange Plan. A more detailed summary of the applicable tax considerations to participants will be provided in the Offer to Exchange. The tax consequences of the Option Exchange Plan are not entirely certain, however, and the Internal Revenue Service is not precluded from adopting a contrary position, and the law and regulations themselves are subject to change. We believe the exchange of eligible options for New Options pursuant to the Option Exchange Plan should be treated as a non-taxable exchange, and no income should be recognized for U.S. federal income tax purposes by us or our employees upon the grant of the New Options.

Incentive Stock Options

                    Many of the New Options granted to employees shall be incentive stock options (“ISOs”). The issuance of New Options in exchange for old options is treated as the grant of a new option.

                    Generally, an option holder will not realize taxable income at the time an ISO is granted or exercised.  However, exercise of an ISO may cause the option holder to incur alternative minimum tax liability even if he has no taxable income from the exercise under general income tax principles.  Company Common Stock is issued to an option holder pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the option holder within two years of the date of grant or within one year after exercise of the option, then: (a) any gain upon the subsequent sale of the shares will be taxed to the option holder as a capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes.  The spread between the ISO price and the fair market value of the shares at the time of exercise is a preference item for purposes of the alternative minimum tax.  The issuance of New Options in exchange for old options begins these holding periods again.

                    If an option holder disposes of shares acquired upon the exercise of an ISO before the expiration of the holding periods described above, then generally: (a) the option holder will be taxed as if he had received compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the exercise date (or, if less, the amount realized on value of the shares on the disposition of the shares) over the option price paid for such shares, and (b) the Company will generally be entitled to a corresponding deduction in that year.  Any further gain or loss realized by the option holder will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

                    Subject to the disqualifying distribution rules described above, stock acquired through exercise of an ISO must be held for more than 12 months to obtain long-term capital gains treatment.

                    All stock acquired pursuant to the exercise of an ISO is subject to the holding period rules and disqualifying disposition rules described above. Pursuant to the Plan, an ISO can only be exercised by payment of the consideration in cash.

                    To the extent that the aggregate fair market value of the Company’s Common Stock (determined as of the date of grant) with respect to which ISOs are exercisable for the first time by an option holder during any calendar year (under all Company plans) exceeds $100,000, those options will not be considered ISOs.

Non-Qualified Stock Options

                    New Options granted to non-employee Directors and some New Options granted to certain employees will be non-qualified stock options (“NQSOs”).  An option holder will generally not recognize taxable income at the time an NQSO is granted, but taxable income will be realized, and the Company will generally be entitled to a deduction, at the time of exercise of the NQSO. The amount of income and the Company’s deduction will be equal to the difference between the fair market value of the shares on the date of exercise and the NQSO exercise price. The income realized will be taxed to the option holder at the ordinary income tax rates for federal income tax purposes. Withholding is required upon exercise of a NQSO. On subsequent disposition of the shares acquired upon exercise of an NQSO, capital gain or loss as determined under the normal capital asset holding period rules will be realized in the amount of the difference between the proceeds of sale and the fair market value of the shares on the date of exercise.

                    An option holder must pay the Company, no later than the date on which an amount first becomes includable in the participant’s gross income for federal income tax purposes with respect to an award, any employment taxes required to be withheld with respect to such amount.  Withholding may be satisfied by a cash payment or by increasing the withholding on an option holder’s cash compensation on the date the NQSO is exercised, but only on terms agreed to in advance by the Company, under the 2008 Stock Option Plan.  Under the 1999 Stock Option Plan, withholding may also be satisfied, in the Company’s discretion, by the tender of shares acquired in the exercise.

Persons Subject to Laws Outside the United States

                The tax consequences for employees subject to laws outside of the U.S. may differ from the U.S. federal income tax consequences. All holders of Eligible Options are urged to consult their own tax advisors regarding the tax treatment of participating in the Option Exchange Plan under all applicable laws prior to participating in the Option Exchange Plan.

Potential Modifications to Terms to Comply with Governmental Requirements

                The terms of the Option Exchange Plan will be described in an Offer to Exchange that we will file with the SEC. Although we do not anticipate that the SEC will require us to modify the terms significantly, it is possible we will need to alter the terms of the Option Exchange Plan to comply with comments from the SEC. Changes in the terms of the Option Exchange Plan may also be required for tax purposes for participants in the U.S. as the tax treatment of the Option Exchange Plan is not entirely certain. In addition, we intend to make the Option Exchange Plan available to certain of our employees subject to laws outside the U.S., where permitted by local law and where we determine it is feasible and practicable to do so. It is possible that we may need to make modifications to the terms offered to employees in countries outside the U.S. to comply with local requirements, or for tax or accounting reasons.

Effect on Stockholders

                We are not able to predict the impact the Option Exchange Plan will have on your interests as a stockholder, as we are unable to predict how many participants will exchange their options or what the future market price of our Common Stock will be on the date that the New Options are granted. If the Option Exchange Plan is approved, the exchange ratios should result in the issuance of fewer shares subject to the New Options than were subject to the cancelled options tendered in the exchange offer. While we cannot predict how many options will be exchanged, assuming full participation in the Option Exchange Plan, the total number of shares underlying our outstanding options would be reduced by approximately 969,000 shares, which represents a reduction of approximately 39.2 percent of the number of shares of our Common Stock underlying options as of July 28, 2008.

DIFFERENCES BETWEEN THE NEW OPTIONS AND THE OPTIONS TO BE SURRENDERED

                The major differences between options issued under the 1999 Stock Option Plan and similar agreements (the options to be surrendered) and the options to be granted (assuming approval of the 2008 Stock Option Plan), are as follows:

1.             Under the 1999 Stock Option Plan, NQSOs (held by non-employee Directors) allowed payment of employment taxes by the reduction in the number of shares acquirable upon exercise.  Under the 2008 Stock Option Plan, holders of such options must pay any such amounts due in cash.

2.             Under the 1999 Stock Option Plan, NQSOs were transferable, subject to certain limitations.  Under the 2008 Stock Option Plan, no Stock Options are transferable except by will or by the laws of descent and distribution.

3.             Under the 1999 Stock Option Plan, in the event of dissolution, liquidation or merger where the Company did not survive, options vest immediately but option holders are required to exercise their options immediately or the options terminate.  In the event of the transfer of 50 percent or more of the stock or the sale of substantially all of the assets, there is no impact on options issued under the 1999 Stock Option Plan. Under the 2008 Stock Option Plan, options will still vest immediately in the event of dissolution, liquidation or merger where the Company does not survive.  However, the options will also vest immediately in the event of the transfer of 50 percent or more of the Common Stock then outstanding or the sale of substantially all of the assets of the Company.  Furthermore, each option holder will have three months in which to exercise their options.

IMPACT OF EXCHANGE ON OPTION HOLDER AND COMPANY

If the Option Exchange Plan is approved, holders of options will likely exchange their underwater options for the New Options.  Participating option holders will receive options for one-half of the previous number of shares.

Furthermore, they will have a new vesting period (if they are not non-employee Directors) of a minimum of one year.  Options issued to non-employee Directors will vest immediately.  However, the exercise price of these options will be greatly reduced and the term of the option will be expanded to ten additional years (from the date of grant).  We assume that most of the option holders will agree to the exchange.  Assuming that the option holders agree to the exchange, we anticipate that the Company will bear an accounting cost equal to the excess, if any, of the fair value of the New Options granted to employees in exchange for surrendered Eligible Options, measured as of the date the New Options are granted, over the fair value of the options surrendered in exchange for the New Options, measured immediately prior to the cancellation. However, the dilutive nature of the outstanding options will be reduced by 39.2 percent to a total of approximately 1.5 million shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE OPTION EXCHANGE PLAN.

COMPENSATION DISCUSSION AND ANALYSIS

The Objectives of Our Compensation Plan

                Our executive officer compensation program (the “Compensation Program”) is based on the belief that competitive compensation is essential to attract, retain, motivate, and reward highly qualified and industrious executive officers.  Our Compensation Program is intended to accomplish the following:

attract and retain highly talented and productive executive officers;

provide incentives and rewards for superior performance by the executive officers; and

align the interests of executive officers with the interests of our stockholders.

What the Compensation Program Is Designed to Award

Our Compensation Program is designed to award both superior long-term performance by our executive officers and their loyalty.

Summary of Each Element of Compensation

To achieve these objectives, the Compensation and Benefits Committee has approved an executive officer compensation program that consists of four basic components:

base salary;

periodic short-term incentive compensation in the form of cash bonuses;

periodic long-term incentive compensation in the form of stock options; and

medical, life, and benefit programs (which are generally available on the same terms to all employees).

Why We Choose to Pay Each Element of Our Compensation Program

Base Salary

                We choose to pay a significant component of our compensation in base salary due to the fact that our financial performance is constrained by the monopolistic activities of BD.  We have been blocked from access to the market by exclusive marketing practices engaged in by BD who dominates the market. We believe that its monopolistic business practices continue despite its paying $100 million to settle a prior lawsuit with us in 2004 for anticompetitive practices, business disparagement, and tortious interference. Until such time as we believe that we have access to the market, we believe that it is appropriate to weigh our Compensation Program heavily in favor of base salaries rather than in incentive compensation.

Cash Bonuses

                From time to time and when our cash reserves allow (taking into account the continued need to compete in this monopolistic environment and the continued need for significant cash reserves) we grant cash bonuses in order to reward significant efforts or the accomplishment of short-term goals. The last bonuses were granted in 2003.  The CEO has never been granted any bonuses of any kind.

Long-Term Incentives: Stock Options

                Long-term incentives are provided through grants of stock options primarily under our 1999 Stock Option Plan.  The grants are designed to align the interests of executive officers with those of stockholders and to provide each executive officer with a significant incentive to manage from the perspective of an owner with an equity stake in the Company.

How We Determine the Amount or Formula for Payment in Light of Our Objectives

                Executive compensation remains the same until there is a review of such compensation by the Compensation and Benefits Committee.  Compensation, other than that of the Chief Executive Officer, has not been reviewed annually.  Under the terms of Mr. Shaw’s employment agreement, his compensation is reviewed annually.  In the past, when there is a review of executive compensation, we have retained an outside consulting firm, Trinity Executive Recruiters, Inc., to provide benchmarks for similar compensation given the multiple and varied positions each executive fulfills as well as our size and the hostile environment in which we operate.

Base Salary

                The base salary for each of our executive officers is subjectively determined primarily on the basis of the following factors:  experience, individual performance, contribution to our performance, level of responsibility, duties and functions, salary levels in effect for comparable positions within and without our industry, and internal base salary comparability considerations.

                These base salaries are reviewed periodically and may be adjusted based upon the factors discussed in the previous sentence, as well as upon individual performance during the previous fiscal year, changes in the duties, responsibilities and functions of the executive officer, and general changes in the compensation peer group in which we compete for executive talent.  The relative weight given to each of these factors in the Compensation and Benefits Committee’s recommendation differs from individual to individual, as the Compensation and Benefits Committee deems appropriate.

Periodic Cash Bonuses

                For 2007, we did not grant bonuses to our executive officers.  These bonuses, when paid, are paid on a discretionary basis, as determined by the Compensation and Benefits Committee.  Factors considered by the Compensation and Benefits Committee in determining discretionary cash bonuses are personal performance, level of responsibility, and many of the same factors considered by the Compensation and Benefits Committee and discussed above when it reviews and sets base salaries, except with a greater focus on the prior fiscal year.  The Compensation and Benefits Committee also considers our need to retain cash in deciding whether to grant cash bonuses.

Long-Term Incentive: Stock Options

We have issued stock options to our employees from time to time and may do so in the future.  We have not issued any stock options in 2005, 2006, and 2007. The options are generally granted to regular full-time employees and officers.  However, no options have ever been granted to Thomas J. Shaw, the Company’s President and CEO.

If stock options are to be issued, Management prepares a proposal to the Compensation and Benefits Committee.  Considerations by Management in its initial proposal in determining a suitable aggregate fair market value of options to be granted include our financial condition, the number of options already outstanding, and the benefit to the non-executive officer employees. The proposal includes information relating to the expected expense of such grants to be recognized by us, the approximate number of options to be issued, the number of options currently outstanding, the employees to be included, the amount of stock currently outstanding, and the method under which the options would be awarded.  If the proposal is approved by the Compensation and Benefits Committee, the proposal is submitted to the Board of Directors.

Once the dollar amount of options to be granted is approved, Management begins determining the aggregate number of shares underlying options that can be granted under such approval (based on the fair value of an option for the purchase of one underlying share). Factors included in the determination of the value of an option grant for the purchase of one share include current market price of the Company’s stock, the proposed exercise price, the proposed expiration date, the volatility of the Company’s stock, and the risk free rate. We may retain an independent outside consultant to determine such value.  In the past we have utilized the Black-Scholes model; but other methods, such as the binomial method, may be used in the future as more appropriate methods are developed.

Options to executive officers are approved by the Compensation and Benefits Committee and then the Board of Directors individually and without regard to a formula.

With regard to past grants, after the aggregate number of shares underlying the options to be granted has been determined, we allocate the options to our various departments based on their annual compensation times their performance rating.  The individual employee’s allocation factor is the numerator of a fraction.  The denominator is the department’s sum of all factors (annual compensation times performance ratings of all the eligible employees).  The resulting fraction is multiplied by the stock options to be awarded to determine the employee’s individual portion of the aggregate approved options.  Future grants may be based on the value of contributions to the Company and not necessarily pursuant to any formula.

The allocation may be further reviewed by each department’s management if they believe certain employees were not awarded an appropriate number of options, which Management will consider.

Each stock option grant to employees allows the employee to acquire shares of Common Stock at a fixed price per share (never less than the closing stock price of the Common Stock on the date of grant) for a fixed period (usually ten years).  With regard to past grants, each option generally became exercisable after three years, contingent upon the employee’s continued employment with us.  Accordingly, the stock option grant will provide a return to the employee only if the employee remains employed by us during the vesting period, and then only if the market price of the underlying Common Stock appreciates.  Future grants may vest over a shorter or longer period.

Allocation Between Long-Term/Current and Between Cash/Non-Cash Compensation

                All of our long-term compensation consists of non-cash compensation in the form of stock options.  We believe that the granting of stock options incentivizes executives to maximize our long-term strengths as well as our stock price.  However, because we are operating in a monopolistic environment and our stock price has little relationship with our performance, the most significant component of compensation is base salary and not stock options.  Management is incented to maximize shareholder value and will be rewarded if they do so.  However, a significant base salary enables us to retain this competent Management despite the current inability to provide valuable equity incentives.

How Determinations Are Made as to When Awards Are Granted

                Generally, option awards are granted at the discretion of the Board after recommendation of the Compensation and Benefits Committee.  No awards are granted if the Compensation and Benefits Committee does not support a recommendation.

                Unfortunately, our stock price does not always react as expected to our achievements.  Accordingly, at times options have been granted to aid in retaining competent and experienced executives without regard to the then current stock price. However, such options always have exercise prices that are at or above fair market value on the date of grant.

                In addition, there is no relationship between the date of grant of options and our possession of material non-public information.  Because we are competing in a contentious antitrust environment, we are often in possession of material non-public information.  Furthermore, it is our policy with regard to options that (although the options could be exercised) the underlying shares could not be sold into the market while the executive was in possession of material non-public information under our insider trading policy.   Accordingly, we believe that there is minimal risk of the executive profiting from such material nonpublic information.

What Specific Items of Corporate Performance Are Taken into Account in Setting Compensation Policies and Making Compensation Decisions

                Cash reserves as well as trends in sales and costs are taken into account when considering the advisability of increasing base salaries or granting cash bonuses.  At such times that any of these factors make it inadvisable to increase salaries or grant bonuses, then consideration is given to increasing option awards taking into account the value of prior option awards.

                Awards are granted on the basis of historical performance.  Accordingly, there is no discretion to change the awards once granted.

Factors We Consider in Determining to Change Compensation Materially

                We consider our cash position, current liquidity trends, and the short-term and long-term needs for cash reserves (especially in light of the hostile environment in which we operate) when evaluating whether we can change compensation materially at a given time.

On an individual-by-individual basis, we also consider the value of past option compensation, the competitiveness of that individual’s base salary, and their individual contribution to our goals.

How Amounts Realized from Past Compensation Affect Other Elements of Compensation

We are very aware that the vast majority of options granted to our executives are significantly out of the money and that they may remain so until we are able to obtain real access to the market.  Accordingly, future compensation will likely continue to be dominated by base salary as well as periodic bonuses when possible.

The Impact of the Accounting and Tax Treatments of Our Types of Compensation

Stock options granted to executives and other employees are expensed for accounting purposes under FAS 123(R). We expense all of our option costs as we do the costs of salaries and bonuses.  Accordingly, the impact of tax treatment of various compensation forms does not impact our compensation decisions. Stock option expense is not recognized for tax purposes, except in the case of non-qualified stock options.  For non-qualified stock options, the intrinsic value of the option is recognized when the option is exercised.

Our Policy Regarding Hedging Stock Ownership

                                                We prohibit certain stock transactions by employees and Directors, including:

1.             Purchases and sales of stock within a six month period;

2.             Short sales; and

3.             Transactions in puts, calls, or other derivative securities.

Furthermore, employees and Directors are required to pre-clear any hedging transactions.

Benchmarking of Our Compensation Program

                In 2003, we hired Trinity Executive Recruiters, Inc. to assist us in providing benchmarks for compensation by similarly sized companies in similar industries for persons that hold positions which are currently fulfilled by various members of our executive team.   Trinity Executive Recruiters performed a survey of other publicly held companies with $20-$50 million in revenues in the Medical Equipment and Supplies Industry.  Forty-nine companies were included in the search with a total of 346 executives.  However, for each executive, the list of executives to use as comparisons was tailored to correspond to each executive’s particular job functions.

                These benchmarks supported the Compensation and Benefit Committee’s recommendations (and Board’s approval of) an increase in the base salary of Mr. Wisner, Mr. Cowan, and Ms. Larios both in 2003 and again in 2005.

                Although we have obtained benchmarking information with regard to the CEO’s position, such benchmarks were not utilized as a basis for increasing Mr. Shaw’s salary in 2005.  His salary was increased at the recommendation of the Compensation and Benefits Committee as well as a unanimous vote of the Board of Directors.  Later benchmarks supported an increase of at least the amount made.

The Role of Our Executives and Directors in Determining Compensation

                Management establishes the initial proposed recommendations regarding compensation for all employees, including themselves.  Such proposal is then submitted to the Compensation and Benefits Committee.  In the event that a proposal is affirmed, the proposal is then recommended to the entire Board of Directors for a vote.

Compensation Pursuant to Employment Agreement

                We have an Employment Agreement with Mr. Thomas J. Shaw.  However, the Employment Agreement is being modified to avoid adverse tax consequences to Mr. Shaw created by the passage of the American  Jobs Creation Act of 2004. No other executives (or Directors) are compensated pursuant to employment agreements.

                The Employment Agreement with Mr. Shaw (the “Employment Agreement”) provides for an initial period of three years which ended September 2002 that automatically and continuously renews for consecutive two-year periods. The Employment Agreement is terminable either by us or Mr. Shaw upon 30 days’ written notice.

                The Employment Agreement provides for an annual salary of at least $150,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. (However, the Board authorized a salary increase to $400,000.)  The Employment Agreement requires that Mr. Shaw’s salary be reviewed by the Board of Directors each January, which shall make such increases as it considers appropriate. In January 2008, the Board of Directors accepted the recommendation of the Compensation and Benefits Committee to increase Mr. Shaw’s $400,000 salary by the 2007 percentage increase in the Consumer Price Index (which increase was required under the Employment Agreement).  Mr. Shaw is also entitled to participate in all executive bonuses as the Board of Directors, in its sole discretion, shall determine.

                Under the Employment Agreement, we are obligated to provide certain benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation, and sick leave. We are also obligated to reimburse him for any reasonable and necessary business expenses, including travel and entertainment expenses, necessary to carry on his duties. Pursuant to the Employment Agreement, we are obligated to indemnify Mr. Shaw for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer or agent. We are further obligated to pay reasonable attorney fees and expenses in the event that, in Mr. Shaw’s sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

                Mr. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and to not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control. Furthermore, Mr. Shaw has the right under this agreement to resign in the event that there is a change in control which is defined in the Employment Agreement as a change in the majority of Directors within any 12 month period without two-thirds approval of the shares outstanding and entitled to vote, or a merger where less than 50 percent of the outstanding stock survives and a majority of the Board of Directors remains, or the sale of substantially all of our assets, or any other person acquires more than 50 percent of the voting capital.  Mr. Shaw retained the right to participate in other businesses as long as they do not compete with us and so long as he devotes to us the necessary working time.

                However, we and Mr. Shaw have agreed to operate the Employment Agreement under the final Regulations issued under Section 409A of the Internal Revenue Code. Accordingly, we will, among other things, defer certain payments until the termination of a period equal to six months and one day after the occurrence of certain events warranting payment, and be obligated to define change in control in the Employment Agreement as follows:

A “Change of Control” shall be deemed to have occurred on either of the following dates: (i) the date any one person (other than Mr. Shaw), or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total possible voting power of the stock of the Company (assuming the immediate conversion of all then outstanding convertible preferred stock) or (ii) the date a majority of members of the Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election.

We will also be obligated to define a “Permanent Disability” as:

Mr. Shaw being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.  Mr. Shaw shall also be deemed to be disabled if he is determined to be totally disabled by the Social Security Administration.

Compensation Committee Report

                The Compensation and Benefits Committee has reviewed and discussed the COMPENSATION DISCUSSION AND ANALYSIS required by Item 402(b) with Management contained in the Company’s Proxy Statement filed on August 19, 2008, and, based on the review and discussions referred to in paragraph (e)(5)(i)(A) of Item 402, has recommended to the Board of Directors that the COMPENSATION DISCUSSION AND ANALYSIS be included in this report.

CLARENCE ZIERHUT
MARCO LATERZA
AMY MACK

SUMMARY OF TOTAL COMPENSATION

The following Summary Compensation Table sets forth the total compensation paid or accrued by us over the prior three years to or for the account of the principal executive officer, the principal financial officer, and the three highest paid additional executive officers:

SUMMARY COMPENSATION TABLE FOR 2005-2007

Name and Principal Position	Year	Salary ($)	Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Thomas J. Shaw	2005	307,702	—	—		307,702
President and CEO	2006	400,000	—	—		400,000
(principal executive officer)	2007	400,000	—	4,500	(2)	404,500

Douglas W. Cowan	2005	248,318	114,260	—		362,578
Vice President, CFO	2006	290,130	58,372	—		348,502
(principal financial officer)	2007	290,109	778	4,500	(2)	295,387

Steven R. Wisner	2005	247,693	14,240	—		261,933
Executive Vice President,	2006	290,000	8,367	6,750	(3)	305,117
Engineering and Production	2007	290,000	758	4,500	(2)	295,258

Michele M. Larios	2005	258,676	113,977	—		372,653
Vice President,	2006	351,299	58,265	—		409,564
General Counsel	2007	350,000	797	4,500	(2)	355,297

Russell B. Kuhlman	2005	122,067	12,182	—		134,249
Vice President, Sales	2006	132,593	36,615	—		169,208
	2007	134,779	369	2,695	(2)	137,843

(1)           The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 2004: no dividend yield; expected volatility of 37 percent; risk free interest rate of 4.89 percent; and an expected life of 9.0 years.  No options were issued in 2005, 2006 or 2007.  The options were issued under the 1999 Stock Option Plan, copies of which Plan and amendment were filed as Exhibit Nos. 10.6-10.7 to our Form 10-K filed on March 31, 2008.

(2)           This amount was compensation pursuant to our matching contributions to the 401(k) plan.

(3)           This amount constitutes the excess market value of the underlying shares of an exercised stock option over the exercise price.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following Outstanding Equity Awards at Fiscal Year-End Table sets forth information regarding unexercised options held by the principal executive officer, the principal financial officer, and the three highest paid additional executive officers as of December 31, 2007.

Outstanding Equity Awards at 2007 Fiscal Year End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date

Thomas J. Shaw
President, CEO
(principal executive officer)

Douglas W. Cowan	25,000	(1)	10.00	06/30/09
Vice President, CFO	25,000	(2)	10.00	11/01/10
(principal financial officer)	25,000	(3)	6.90	09/30/12
	125,000	(4)	8.65	06/23/13
	4,000	(5)	8.87	05/11/14

Steven R. Wisner	150,000	(6)	10.00	10/24/09
Executive Vice President,	15,000	(7)	10.00	11/01/10
Engineering and Production	20,000	(8)	6.90	09/30/12
	12,500	(9)	8.65	06/23/13
	3,900	(10)	8.87	05/11/14

Michele M. Larios	5,000	(11)	10.00	07/09/08
Vice President,	5,000	(12)	10.00	03/09/08
General Counsel	15,400	(13)	10.00	06/30/09
	25,000	(14)	10.00	11/01/10
	25,000	(15)	6.90	09/30/12
	124,600	(16)	8.65	06/23/13
	4,100	(17)	8.87	05/11/14

Russell B. Kuhlman	7,500	(18)	10.00	07/08/08
Vice President, Sales	15,600	(19)	10.00	06/30/09
	10,000	(20)	10.00	11/01/10
	20,000	(21)	6.90	09/30/12
	79,400	(22)	8.65	06/23/13
	1,900	(23)	8.87	05/11/14

(1)           Options for the purchase of 12,500 shares vested on July 1, 2001, and the remainder vested on July 1, 2002.

(2)           These options vested on November 1, 2003.

(3)           These options vested on September 30, 2005.

(4)           These options vested on June 23, 2006.

(5)           These options vested on May 11, 2007.

(6)                                  Options for the purchase of 75,000 shares vested on October 25, 2001, and the remainder vested on October 25, 2002.

(7)           These options vested on November 1, 2003.

(8)           These options vested on September 30, 2005.

(9)           These options vested on June 23, 2006.

(10)         These options vested on May 11, 2007.

(11)         These options vested on July 9, 2001.

(12)         These options vested on March 9, 2001.

(13)         Options for the purchase of 7,700 shares vested on July 1, 2001, and the remainder vested on July 1, 2002.

(14)         These options vested on November 1, 2003.

(15)         These options vested on September 30, 2005.

(16)         These options vested on June 23, 2006.

(17)         These options vested on May 11, 2007.

(18)         These options vested on July 9, 2001.

(19)         Options for the purchase of 7,800 shares vested on July 1, 2001, and the remainder vested on July 1, 2002.

(20)         These options vested on November 1, 2003.

(21)         These options vested on September 30, 2005.

(22)         These options vested on June 23, 2006.

(23)         These options vested on May 11, 2007.

PENSION BENEFITS

We do not have a pension plan other than the 401(k) plan available to all employees.

401(k) Plan

                We implemented an employee savings and retirement plan (the “401(k) Plan”) in 2005 that is intended to be a tax-qualified plan covering substantially all employees.  Under the terms of the 401(k) Plan, employees may elect to contribute up to 90 percent of their compensation, or the statutory prescribed limit, if less.  We may, at our discretion, match employee contributions.  We made matching contributions of approximately $111,000; $0; and $0 in 2007, 2006, and 2005, respectively.   $20,695 of these contributions were to executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

                The following table identifies the types and amounts of payments that shall be made to Mr. Thomas Shaw, our CEO, in the event of a termination of his employment or a change in control per his Employment Agreement.  Such payments shall be made by us and shall be one-time, lump sum payments.

SUMMARY OF PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

ASSUMING OCCURRENCE AS OF DECEMBER 31, 2007(1)

Payment Triggering Event	Salary Through Trigger Event Date	Amounts Owed Under Benefit Plans(2)	Pro-Rata Portion of Eligible Bonus	A Payment Equal to the Greater of Salary Through Trigger Date or for 24 Months	Payment Equal to 90 Days’ Salary	Value of Payments(3)
Death	x	x	x	—	—	—

Disability	x	x	x	800,000	—	800,000

Termination With Cause	x	—	x	—	—	—

Termination Without Cause	x	x	x	800,000	—	800,000

Resignation (Other Than After a Change in Control)	x	x	x	—	98,630	98,630

Resignation (After a Change in Control)	x	x	x	800,000	—	800,000

(1)           The above payments describe obligations under Mr. Shaw’s agreement as written.  However, we and Mr. Shaw have agreed to operate his plan under the final Regulations issued under Section 409A of the Internal Revenue Code such that any accrued payments would not constitute non-qualified deferred compensation.  The Employment Agreement is in the process of being modified to ensure that no rights thereunder would constitute non-qualified deferred compensation.

(2)           Mr. Shaw participates in our benefit plans which do not discriminate in scope, terms, or operation in favor of executive officers.  Such plans are generally available to all salaried employees.  Accordingly, the value of such payments is not included in the “Value of Payments” column.

(3)           This value does not include payments under our  benefit plans for reasons set forth in footnote 2 above.  In addition, it does not include a value for a bonus as bonuses are authorized only periodically.  Furthermore, Mr. Shaw has never been given a bonus.  In addition, this value assumes that the triggering event occurred on December 31, 2007.  Authorized payments under the Employment Agreement are also capped to one dollar less than the amount that would cause Mr. Shaw to be the recipient of a parachute payment under Section 280G(b) of the Code.

                Mr. Shaw is obligated under the Employment Agreement for one year not to compete with us, to recruit or attempt to recruit our employees or to solicit our customers or accounts or otherwise to make known our customers and accounts to others unless his termination was without cause or occurs after a change in control.

COMPENSATION OF DIRECTORS

                The following table identifies the types and amounts of compensation earned by our Directors (with the exception of those that are named Executive Officers as described in footnote 1 to the table) in the last Fiscal Year:

DIRECTOR COMPENSATION TABLE FOR 2007

Name(1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Marco Laterza	$3,000	$—		$3,000
Amy Mack	—	4,500	(2)	4,500
Marwan Saker	1,500	—		1,500
Jimmie Shiu, Former Director	2,000	—		2,000
Clarence Zierhut	3,000	—		3,000

(1)           Messrs. Thomas J. Shaw, Douglas W. Cowan, and Steven Wisner are Named Executive Officers who are also Directors.  Their compensation is reflected in the Summary Compensation and other tables presented earlier.

(2)           Ms. Mack’s company was paid these funds in 2007 for participation in a clinical trial.

Narrative Explanation of Director Compensation Table for 2007

                In 2007 we paid each non-employee Director a fee of $500 per meeting and reimbursed travel expenses.  In the past, we have granted to each Director (except Mr. Shaw) stock options for Common Stock. We do not pay any additional amounts for committee participation or special assignment.

                Generally, employee Directors are compensated as discussed in the COMPENSATION DISCUSSION AND ANALYSIS.  However, one employee, Mr. Thomas J. Shaw, our President and CEO, is compensated pursuant to an employment agreement.  Please see the Compensation Pursuant to Employment Agreement, set forth above for an in depth summary of the terms of such agreement.

Compensation Committee Interlocks and Insider Participation

                The Compensation and Benefits Committee is currently composed of Messrs. Clarence Zierhut and Marco Laterza and Ms. Amy Mack.   Dr. Jimmie Shiu, a former independent Director, was appointed to the committee on August 8, 2006.  Dr. Shiu resigned as a Director on November 19, 2007.  Each of these current and former members of this committee is/was an independent Board member at the time of their service on the committee and none have ever been employees.

                There are no interlocking Directors or executive officers between us and any other company.   Accordingly, none of our executive officers or Directors served as a Director or executive officer for another entity one of whose executives or Directors served on our Board of Directors.

PROPOSAL NO. 4
APPROVAL OF THE THIRD AMENDED AND RESTATED BYLAWS OF THE COMPANY

The Board of Directors proposes certain amendments to the Second Amended and Restated Bylaws in accordance with Section 8.1 of Article VIII, which provides that Sections 2.1, 2.2, 2.3, 2.4, 2.7, 2.8, 2.19, 3.3, 3.8, and 8.1 may only be amended, supplemented, or repealed by the affirmative vote of 66 2/3 percent or more of all the shares of the Company entitled to vote generally in the election of Directors.  The proposed amendments are redlined in the draft Third Amended and Restated Bylaws which are attached hereto as an Appendix C.  The proposed revisions are being submitted to the shareholders for the following reasons:

Section 2.1 Place of Meetings should be amended to allow meetings by remote communications.

Section 2.2 Time of Annual Meeting should be amended so that the title better reflects the substance of the section.

Section 2.3 Notice of Meetings should be amended to allow for delivery of notice of shareholder meetings by electronic means.

Section 2.4 Time and Notice should be amended so that the title better reflects the substance of the section.

Section 2.7 Call of Special Meetings should be amended to clarify what business may be transacted at a special meeting of shareholders.

Section 2.8  Persons Entitled to Call Special Meetings should be amended to allow shareholders holding not less than 50 percent of all outstanding shares to call a special meeting of shareholders (instead of limiting such right to the holders of 66 2/3 percent).

Section 3.3  Number and Election of Directors should be amended for clarity.

Section 8.1  Adoption, Amendment, Repeal of Bylaws by Directors should be amended to allow amendment of all sections of the bylaws (and, specifically, those sections listed above) without a shareholder vote.  Current provisions of the bylaws that require shareholder vote to amend were beneficial primarily to shareholders holding a controlling interest.  Allowing the Board of Directors (a majority of which who are independent) to amend the bylaws as needed without shareholder vote will allow the Board of Directors to more quickly and inexpensively address the needs of the Company and its shareholders as they may arise.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE THIRD AMENDED AND RESTATED BYLAWS OF THE COMPANY.

ACCOUNTING MATTERS

                CF & Co. has been selected again as our independent accountants for the year ending December 31, 2008.  A representative of CF & Co. will attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The CF & Co. representative will be available to respond to appropriate shareholder questions at that time.

AUDIT FEES

                The aggregate fees billed by CF & Co. for professional services rendered for the audit of our annual financial statements for 2007 and 2006 and the reviews of the financial statements included in our Forms 10-Q or services normally provided by the accountant in connection with statutory and regulatory filings for those fiscal years were $174,583 and $160,671, respectively.

AUDIT RELATED FEES

                The aggregate fees billed by CF & Co. for professional services rendered for the audit of our 401(k) plan for 2007 and 2006 were $13,500 and $0, respectively.

TAX FEES

                The aggregate fees billed by CF & Co. for preparation of federal and state income tax returns and tax consulting costs related to notices from taxing authorities for 2007 and 2006 were $149,291 and $56,118, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES

                The engagement of CF & Co. was entered into pursuant to the approval policies and procedures of the Audit Committee. Before CF & Co. was engaged to render services the engagement was approved by the Audit Committee.  The engagement is for audit and tax services which were detailed separately. The Audit Committee implemented its approval procedures, i.e., they were not delegated to any other party. All of the services provided were pre-approved by the Audit Committee.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2009 ANNUAL MEETING

Any Common Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials, relating to the next annual meeting of shareholders, must do so in writing, addressed to the Secretary, Michele M. Larios, and the proposal must be received at the Company’s principal executive offices located at 511 Lobo Lane, Little Elm, Texas 75068-0009, by April 21, 2009. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

Except in the case of proposals made in compliance with the proxy rules for inclusion in the Company’s Proxy Statement, shareholders desiring to bring any other business before the annual meeting in 2009, in accordance with the Company’s bylaws, must comply with certain procedures.  Such proposals must be delivered to or mailed and received by the Company 45 days before the month and day of the mailing date (August 19th) of the Proxy Statement for the 2008 Annual Meeting (meaning by July 5, 2009).  Such notice should be addressed to Michele M. Larios, Secretary, and should set forth, as to each matter the shareholder proposes to bring before the annual meeting, the following information:  a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; b) the name and address of the shareholder; c) the number of shares beneficially owned by the shareholder; and d) any material interest of the shareholder in such business.

The deadline for timely submitting shareholder proposals for consideration at next year’s annual meeting is July 5, 2009. Proposals received after this date will be considered untimely and may not, in the Board of Directors discretion, be addressed at the next annual meeting. In the event the Board of Directors decides to substantially alter the date of the 2009 annual meeting, the proper deadlines for submission of shareholder proposals will be published in a Form 10-Q.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2009

                                                Nominations for the election of Directors may be made by shareholders entitled to vote generally in the election of Directors.  In the discretion of the Nominating Committee, the Committee may solicit nominations from the shareholders.  In addition, a shareholder may nominate a person, on their own initiative, for consideration for recommendation by the Board to the shareholders in our Proxy Statement for the 2009 annual meeting.  To make such a recommendation, a shareholder should deliver written notice of such shareholder’s nomination, either by personal delivery or by registered or certified United States mail, postage prepaid, to Michele M. Larios, the Secretary of the Company, by April 21, 2009.  Such notice shall set forth:

1.             The name and address of the shareholder making the nomination and of the person to be nominated;

2.             A representation that the shareholder is a holder of record of Common Stock of the Company entitled to vote at such meeting (specifying the number of shares beneficially held) and intends to appear in person or by proxy at the meeting;

3.             A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is being made by the shareholder and any material interest of the shareholder in making the nomination;

4.             Such other information regarding the nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the Commission; and

5.             The consent of the nominee to serve as a Director if so recommended by the Board and duly elected at the annual meeting by the shareholders.

                                                We evaluate Director nominees recommended by shareholders in the same manner in which we evaluate other Director nominees.  Please see CORPORATE GOVERNANCE-Nominating Committee-Director Nomination Policies for a description of the consideration given to shareholder recommended nominees.

                                                The Nominating Committee considers nominees recommended by the Board, Management, and the shareholders.  Furthermore, the Committee is empowered, when necessary in its judgment, to retain and compensate third party search firms to assist in identifying or evaluating potential nominees.

Appendix A

RETRACTABLE TECHNOLOGIES, INC.

COMPENSATION AND BENEFITS COMMITTEE CHARTER

A.                                    PURPOSES OF THE COMMITTEE

The purposes of the Compensation and Benefits Committee of the Board of Directors (the “Committee”) of Retractable Technologies, Inc. (the “Company”) are to:  (1) discharge the Board of Directors’ responsibilities relating to the compensation of the Company’s executives and directors; (2) prepare, if necessary, an annual report on compensation to be included in the Company’s annual meeting proxy statement and such other reports on compensation that may be required; and (3) administer the Company’s equity and other incentive compensation plans in effect on the date hereof, as amended from time to time, and any additional plans adopted by the Company.

B.                                    COMPOSITION

1.             The Committee shall be comprised of no fewer than three members. Committee members shall be elected by the Board and may be replaced by the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee.

2.             The Committee shall consist entirely of “independent” members of the Board. “Independent” means a director who meets The American Stock Exchange (“AMEX”) definition of “independent”.  If a member of the Committee ceases to be independent, that member shall notify the Company immediately.

C.                                    POWERS, DUTIES, AND RESPONSIBILITIES

In fulfilling its duties and responsibilities under this Charter, the Committee shall, among other things:

1.             Review and approve corporate goals and objectives related to executive officer compensation. Specifically, the Committee shall approve corporate goals and objectives relevant to the Company’s Chief Executive Officer (“CEO”) compensation, and in light of such goals and objectives, in connection with the other independent members of the Board of Directors, evaluate the performance of the CEO and shall set compensation for the CEO.  In considering the appropriate compensation of the CEO, the Committee shall consider all material elements of his compensation as specified in Item 402(b) of Regulation S-K.

2.             Together with management review the performance of executive officers other than the CEO and set their compensation in accordance with established goals and objectives. In considering the appropriate compensation of executive officers, the

1

Committee shall consider all material elements of compensation as specified in Item 402(b) of Regulation S-K.

3.             Review and evaluate an appropriate compensation program for members of the Board of Directors that will fairly compensate them for their service while seeking to align the interests of Board members with the long term interests of the Company and its stockholders. The Committee, from time to time, shall recommend the amount and form of directors’ compensation. In performing its duties, the Committee shall take into account the burdens on and obligations and commitments required of directors, the additional time commitments required in connection with service on and acting as Chair of certain committees, and the types and amounts of compensation paid to directors of other companies in the Company’s peer group.

4.             In the absence of action by the Board, serve as the grantor and administrator for the Company’s equity and other incentive compensation plans.

5.             Retain and terminate any outside compensation consultant and other advisors deemed necessary by the Committee as well as approve the fees charged by such consultants and advisors and other retention terms.

6.             Perform any other activities required by applicable law, rules or regulation, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company’s securities may be listed from time to time, and perform such other activities that are consistent with this Charter, set forth in the Company’s Second Amended and Restated Bylaws, as they may be amended from time to time, and governing laws as the Committee or the Board of Directors deems necessary or appropriate.

7.             Report to the Board of Directors regarding its meetings.  The Committee shall also, if necessary, prepare a Compensation Committee Report (as defined by Item 407(e)(5) of Regulation S-K) to be included in the Company’s annual report after a review and discussion of the Company’s Compensation Discussion and Analysis with management and shall prepare such other reports as may be required.

8.             Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

D.                                    MEETINGS

The Committee shall meet periodically at the request of two-thirds of the members of the Board of Directors, or at the request of  management, and as often as it deems necessary or appropriate, in its judgment, either in person or in any other manner permitted by law and at such times and places as the Committee determines. The majority of the members of the Committee shall constitute a quorum.

2

The above constitutes the complete Compensation and Benefits Committee Charter of Retractable Technologies, Inc. effective as of July 25, 2008.

s/ Thomas J. Shaw
THOMAS J. SHAW
Chairman of the Board

ATTEST:

s/ Michele M. Larios
MICHELE M. LARIOS, Secretary

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Appendix B

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. 2008 Stock Option Plan (hereinafter called the “Plan”) was adopted by the Board of Directors of Retractable Technologies, Inc., a Texas corporation, on July 25, 2008. Such date is the “Date of Approval”. The Plan will be submitted to the shareholders of the Company for approval on September 26, 2008.

(1)           PURPOSES AND SCOPE. The purposes of this Plan are to encourage ownership by employees of RTI (defined below) and its subsidiaries, if any (hereinafter the “Company”), to provide an incentive for such employees to expand and improve the profits of the Company, and to assist the Company in attracting and retaining key personnel and relationships through the grant of options to purchase shares of RTI’s Common Stock. Incentive Stock Options may only be granted to all employees of the Company. Non-qualified Stock Options may be granted to any of the following: i) all employees, ii) independent contractors, or iii) non-employee Directors of the Company pursuant hereto.

(2)           DEFINITIONS. For purposes of this Plan, the following terms shall have the following meanings:

(A)          “Administrator” shall mean the Committee (defined below) or, in the absence of action by the Committee, the Board of Directors of RTI.

(B)           “Board” shall mean the Board of Directors of RTI.

(C)           “Committee” shall mean the Compensation and Benefits Committee, which shall be appointed by the Board.

(D)          “Company” shall mean Retractable Technologies, Inc., a Texas corporation (“RTI”), and its subsidiaries, if any.

(E)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(F)           “Documents Indicating Ownership” shall include a Stock certificate or any and all documents provided by the Company and its agents evidencing ownership of an uncertificated share of Stock.

(G)           “ISO” shall mean an incentive Stock Option within the meaning of Section 422 of the Code to purchase Stock, granted pursuant to this Plan.

(H)          “NQSO” shall mean a non-qualified Stock Option to purchase Stock, granted pursuant to this Plan.

(I)            “Option Price” shall mean the exercise price for Stock pursuant to a Stock Option as determined in Section (6) of this Plan.

(J)            “Participant” shall mean an employee of the Company to whom an ISO is granted under this Plan, and in the case of an NQSO, shall mean an employee, non-employee Director or independent contractor to whom an NQSO is granted pursuant to this Plan.

(K)          “Plan” shall mean this Retractable Technologies, Inc. 2008 Stock Option Plan.

(L)           “Stock” shall mean the Common Stock of RTI, no par value.

(M)         “Stock Option” shall mean either an ISO or NQSO.

(3)           STOCK TO BE OPTIONED; DESIGNATION OF ISOs.  Subject to the provisions of Section (11) of this Plan, the maximum number of shares of Stock that may be optioned or sold under this Plan is Three

Million (3,000,000) shares, all of which may be designated as ISOs. The shares shall be either treasury or authorized but unissued shares of Stock of the Company. Stock Options or portions of Stock Options granted under this Plan to employees may, in the discretion of the Administrator, be designated as ISOs or as NQSOs. Stock Options granted to non-employees must be NQSOs. In addition to any other term or provision of this Plan applicable to an ISO, any Stock Option designated as an ISO shall also be subject to the condition that the aggregate fair market value (determined at the time the options are granted) of RTI’s Common Stock with respect to which ISOs are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Company hereafter adopted) shall not exceed One Hundred Thousand Dollars ($100,000.00) or such other amount as may hereafter be set by amendments to the Code.

(4)           ADMINISTRATION. This Plan shall be administered by the Committee or, if the Board decides otherwise on occasion, by the Board (such body hereafter referred to as the “Administrator”). The Administrator shall make determinations with respect to participation in this Plan by Participants, and with respect to the terms, limitations, restrictions, conditions and extent of that participation; provided, however, that ISOs may only be granted to members of the class “all employees”. Any interpretation and construction of any provision of this Plan by the Committee shall be final, unless otherwise determined by the Board. The Administrator, including any of its individual members, shall not be liable for any action or determination made by any of them in good faith relating to the Plan or any award thereunder.

(5)           ELIGIBILITY. Management may make recommendations regarding grants hereunder.  The Administrator, after consideration of any recommendation of Management, may grant Stock Options to any Participant; provided, however, that ISOs may only be granted to members of the class “all employees”. The Administrator shall designate the Stock Options as ISOs or NQSOs to the extent permitted hereby. In making its selection and in determining the amount of awards to recommend, the Administrator may consider any factors it deems relevant including the individual’s functions, responsibilities, value of services provided to the Company by such individuals and past and potential contributions to the Company’s profitability and growth. Stock Options may be awarded by the Administrator at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Administrator shall determine in its sole discretion. Except as required by this Plan, Stock Options granted at different times need not contain similar provisions. The Administrator’s determinations under the Plan (including without limitation, determinations of the Participants to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under the Plan, whether or not those Participants are similarly situated.

(6)           OPTION PRICE. For any Participant who is not deemed to be a Ten Percent (10%) shareholder under the rules applicable to ISOs under 422 of the Code (a “10% Shareholder”), the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the ISO is granted. For any Participant who is deemed to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Ten Percent (110%) of the fair market value of a share of Common Stock on the date the ISO is granted. The Option Price for any NQSO shall be at least 100% of the fair market value of a share of Common Stock on the date the NQSO is granted.

                In addition, the Administrator shall include in any NQSO granted pursuant to this Plan a condition that, upon exercise of the NQSO and prior to the issuance of any Stock certificate to the Participant, the Participant shall remit to the Company the amount, if any, of any federal, state or local employment taxes required to be withheld upon exercise of the NQSO. The Participant may make a direct payment to the Company to satisfy this obligation or increase withholding on his cash compensation on the date the NQSO is exercised but only on terms agreed to in advance by the Company.

(7)           TERMS AND CONDITIONS OF STOCK OPTIONS GENERALLY; ISO PROVISIONS. Stock Options granted pursuant to this Plan shall be authorized by the Administrator and shall be evidenced by a written Stock Option Agreement or Agreements in such form as the Administrator shall from time to time approve. Any Stock Option granted pursuant to this Plan must be granted within ten (10) years of the Date of Approval. Any agreements with respect to ISOs shall comply with and be subject to the following terms and conditions:

(A)          DEATH OF PARTICIPANT.

(i)            Notwithstanding Section 7(B) of this Plan, upon the death of the Participant, any ISO exercisable on the date of death may be exercised by the Participant’s estate or by a person who acquires the right to exercise such ISO by bequest or inheritance or otherwise by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the ISO and within one (1) year after the Participant’s death.  Any ISOs not then exercisable shall be forfeited at the death of the Participant.

(ii)           The provisions of this Subsection 7(A) shall apply notwithstanding the fact that the Participant’s employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any ISOs exercisable on the date of death.

(B)           DISABILITY. Subject to Section 7(A) of this Plan, upon the termination of the Participant’s employment by reason of permanent disability (as determined by the Board), the Participant may, within one (1) year from the date of such termination of employment, exercise any ISOs to the extent such ISOs were exercisable at the date of such termination of employment due to disability.  Any ISOs not then exercisable are forfeited upon termination of employment due to disability.

(C)           TERMINATION FOR OTHER REASONS. Except as provided in Sections 7(A) and 7(B), all ISOs shall automatically terminate three (3) months after termination of the Participant’s employment without cause and automatically upon termination with cause.  Any ISOs not then exercisable are forfeited upon termination of employment, with or without cause.

(D)          TIME AND METHOD OF PAYMENT. The Option Price of an ISO shall be paid in full in cash at the time an ISO is exercised under this Plan. Otherwise, an exercise of any ISO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an ISO and the payment of the Option Price, the Participant shall be entitled to the issuance of Documents Indicating Ownership. A Participant shall have none of the rights of a shareholder until Documents Indicating Ownership are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Documents Indicating Ownership are issued.

(E)           NUMBER OF SHARES. Each ISO Agreement shall state the total number of Shares of Stock to which it pertains.

(F)           GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF STOCK OPTIONS. An ISO must be exercised within the period specified in the ISO Agreement.  Notwithstanding any other provision of this Plan, an ISO granted to a Participant who is not deemed to be a Ten Percent (10%) Shareholder may not be exercised after the expiration of ten (10) years from the date it is granted. Notwithstanding any other provisions of this Plan, no ISO granted to a Participant who is deemed to be a Ten Percent (10%) Shareholder may be exercised after the expiration of five (5) years from the date it is granted. No Stock Option may be exercised for a fractional share of Stock. An ISO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

(8)           NQSO REQUIREMENTS. Any Agreements with respect to NQSOs shall comply with and be subject to the following terms and conditions:

(A)          DEATH OF PARTICIPANT.

(i)            Notwithstanding Section 8(B) of this Plan, upon the death of the Participant, any NQSO exercisable on the date of death may be exercised by the Participant’s estate or by a person who acquires the right to exercise such NQSO by bequest or inheritance or otherwise by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the NQSO and within one (1) year after the Participant’s death. Any NQSOs not then exercisable shall be forfeited at the death of the Participant.

(ii)           The provisions of this Subsection 8(A) shall apply notwithstanding the fact that the Participant’s relationship with the Company may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any NQSOs exercisable on the date of death.

(B)           DISABILITY. Subject to Section 8(A) of this Plan, upon the termination of the Participant’s relationship with the Company by reason of permanent disability (as determined by the Board), the Participant may, within one (1) year from the date of such termination of relationship, exercise any NQSOs to the extent such NQSOs were exercisable at the date of such termination of relationship with the Company due to disability. Any NQSOs not then exercisable are forfeited upon termination of relationship with the Company due to disability.

(C)           TERMINATION FOR OTHER REASONS. Except as provided in Sections 8(A) and 8(B), all NQSOs shall automatically terminate upon the termination of the Participant’s relationship with the Company for cause.  Otherwise, subject to Sections 8(A) and 8(B), the vested portion of the NQSO shall expire upon the expiration of its term. Any NQSOs not then exercisable are forfeited upon termination of relationship with the Company, with or without cause.

(D)          TIME AND METHOD OF PAYMENT. The Option Price and any other amounts payable upon exercise of an NQSO shall be paid in full at the time an NQSO is exercised under this Plan. Otherwise, an exercise of any NQSO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an NQSO and the payment of the Option Price and any other required amounts, the Participant shall be entitled to the issuance of Documents Indicating Ownership. A Participant shall have none of the rights of a shareholder until Documents Indicating Ownership are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Documents Indicating Ownership are issued.

(E)           NUMBER OF SHARES. Each NQSO Agreement shall state the total number of shares of Stock to which it pertains.

(F)           GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF STOCK OPTIONS. An NQSO must be exercised within the period specified in the NQSO Agreement.  No NQSO may be exercised for a fractional share of Stock. An NQSO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

(9)           NO OBLIGATION TO EXERCISE STOCK OPTION. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(10)         NONASSIGNABILITY. Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant’s lifetime shall be exercisable only by such Participant (or his legal guardian or representative).

(11)         EFFECT OF CHANGE IN STOCK SUBJECT TO THIS PLAN. The aggregate number of shares of Stock available for Stock Options under this Plan, the shares subject to any Stock Option and the price per share shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of this Plan resulting from: (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a Stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company.

If RTI shall be the surviving corporation in any merger or consolidation, any Stock Option shall pertain, apply and relate to the securities to which a holder of the number of shares of Stock subject to the Stock Option would have been entitled after the merger or consolidation.

Upon: 1) dissolution or liquidation of RTI, 2) a merger or consolidation in which RTI is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of RTI in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which RTI is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with RTI in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of RTI, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), all Stock Options outstanding under this Plan shall terminate after  a period of three months from the completion of such trigger event; provided, however, that each Participant (and each other person entitled to exercise a Stock Option) shall have the right, immediately upon announcement of such event to exercise such Participant’s Stock Options in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Options are otherwise exercisable under the terms of this Plan.

(12)         AGREEMENT AND REPRESENTATION OF PARTICIPANTS. As a condition to the exercise of any portion of a Stock Option, the Company may require the person exercising such Stock Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 or any other applicable law, regulation or rule of any governmental agency.

(13)         RESERVATION OF SHARES OF STOCK. RTI, during the term of this Plan, will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

(14)         EFFECTIVE DATE OF PLAN. The Plan shall be effective from the date that this Plan is approved by the Board.

(15)         TAX REPORTING FOR ISO EXERCISE. RTI or a subsidiary of RTI, as appropriate, shall furnish a statement to any Participant exercising an ISO on or before January 31 of the calendar year following the calendar year in which an ISO exercise occurs in compliance with Section 6039(a) of the Code. The statement shall contain the information required by the Code as of the date such information is to be provided.  As of the Effective Date of the Plan, such information would include:

(A)          The employer corporation’s name, address and taxpayer identification number;

(B)           The name, address and taxpayer identification number of the person to whom the ISO shares are transferred;

(C)           The date the ISO was granted;

(D)          The date the shares were transferred pursuant to the exercise of the ISO;

(E)           The fair market value of the Stock on the date of exercise;

(F)           The number of shares transferred upon exercise of the ISO;

(G)           A statement that the ISO is an ISO; and

(H)          The total cost of the shares.

(16)         RIGHTS OF PARTICIPANTS. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan. Nothing contained in the Plan shall be deemed to give any Participant the right to be retained in the service of the Company.

(17)         USE OF PROCEEDS. Proceeds from the sale of shares pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

(18)         AMENDMENT. The Board of Directors may discontinue the Plan and the Administrator may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

                                (A)          Except as provided in Section (11) of the Plan, increase the total number of shares reserved for the purposes of the Plan;

                                (B)           Decrease the Option Price of an ISO to less than the amounts shown in Section (6) of the Plan; or

                                (C)           Extend the duration of the Plan.

Except as provided in Section (11) of the Plan, neither shall any amendment, alteration or discontinuation impair the rights of any holder of a Stock Option theretofore granted without his consent; provided, however, that if the Administrator, after consulting with Management of the Company, determines that the application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board or any other entity that reviews accounting disclosures of (or sets accounting standards for) public companies concerning the treatment of employee Stock Options would have a significant adverse effect on the Company’s financial statements because of the fact that Stock Options granted before the issuance of such statement are then outstanding, then the Administrator in its absolute discretion may cancel and revoke all outstanding Stock Options to which such adverse effect is attributed and the holders of those Stock Options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Administrator to the holders of such Stock Options.

NON-QUALIFIED STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. Non-qualified Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and                                          (the “Optionee”). The Company and the Optionee are sometimes hereinafter collectively referred to as the “Parties”.

(1)           All terms used herein are to have the meaning set forth in the Company’s 2008 Stock Option Plan (the “Plan”) unless defined differently herein.

(2)           OPTION. The Company hereby confirms the Administrator’s grant as of                     ,           , to the Optionee of the right and option to purchase                        (                  ) shares of the Common Stock of the Company on the terms set forth in this Agreement (the “Option”) and subject to the terms of the Plan. The Option granted is designated as a non-qualified stock option (“NQSO”). The Option is not vested until it becomes exercisable. An Option that is exercisable may be forfeited pursuant to Section (8) of the Plan. This Option shall be exercisable in installments as follows:

Date	Shares Newly Acquirable

(3)           TERMINATION OF OPTION.

(A)          MAXIMUM OPTION TERM.  The unexercised portion of this Stock Option which has become exercisable shall automatically and without notice terminate and become null and void after                                                   .

Notwithstanding anything to the contrary herein, the unexercised portion of this Stock Option shall automatically and without notice terminate and become null and void in all events after ten (10) years from the date of grant. In addition and notwithstanding the foregoing, no Stock Option granted to an Optionee who is deemed to be a Ten Percent (10%) Shareholder may be exercised after the expiration of five (5) years from the date it is granted.

(B)           DEATH OF OPTIONEE.

(i)            Notwithstanding Section 3(C) of this Agreement, upon the death of the Optionee, any Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death of the Optionee, provided that such exercise occurs within both the remaining term of the NQSO and within one (1) year after the Optionee’s death. Any Stock Options not then exercisable shall be forfeited at the death of Optionee.

(ii)           The provisions of this subsection (3)(B) shall apply notwithstanding the fact that the Optionee’s relationship with the Company may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any Options exercisable on the date of death.

(C)           DISABILITY.  Subject to Section 3(B) of this Agreement, upon the termination of the Optionee’s relationship with the Company by reason of permanent disability (as determined by the Board), the Optionee may, within one (1) year from the date of such termination of relationship with the Company, exercise any Options to the extent such Options were exercisable at the date of such termination of relationship with the

Company due to disability.  Any Stock Options not then exercisable are forfeited upon termination of relationship with the Company.

                                (D)          TERMINATION FOR OTHER REASONS.  Except as provided in Sections (3)(B) and (3)(C), all Options shall automatically terminate upon the termination of the Optionee’s relationship with the Company for cause.  Otherwise, subject to Sections 3(B) and 3(C) the vested portion of the NQSO shall expire upon the expiration of its term set forth in Section 3(A).  Any Stock Options not then exercisable are forfeited upon termination of the relationship with the Company.

(4)           EXERCISE OF OPTION. This Option shall be exercised by the Optionee (or by his representatives, as provided in Section (3) of this Agreement) as to all or part of the shares covered hereby, by the giving of written notice of such exercise substantially in the form attached hereto as Exhibit A, to the Company specifying the number of shares to be purchased and specifying how the withholding tax obligation (if any) shall be satisfied. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Upon payment of all amounts due from the Optionee including any tax withholding due upon exercise of this Option, the Company shall cause Documents Indicating Ownership to be delivered to the Optionee (or the person exercising the Optionee’s options) at its principal business office within ten (10) business days after the Exercise Date.

(5)           OPTION PRICE. The purchase price of the shares which may be purchased pursuant to this Option shall be                                        ($            ) per share (the “Option Price”).

(6)           TAX WITHHOLDING. Exercise of a Stock Option in whole or in part hereunder is conditioned upon the Optionee remitting to the Company in addition to the Option Price the amount of employment taxes, if any, required to be withheld upon exercise of this Stock Option. The Optionee may satisfy this obligation by a direct payment of a cashier’s check to the Company or, if pre-approved by the Company (in its sole discretion) increased withholding on his cash compensation payable on the Exercise Date.

(7)           NO RIGHTS PRIOR TO ISSUANCE OF DOCUMENTS INDICATING OWNERSHIP. Neither the Optionee nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until Documents Indicating Ownership shall have been issued upon the exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date the Documents Indicating Ownership are issued.

(8)           NONASSIGNABILITY. This Option shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution, and during the Optionee’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(9)           ADJUSTMENT FOR CORPORATE EVENTS. In the event of any Stock split, Stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of this Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition or property or stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take reasonable steps to prevent dilution of the Option.

Notwithstanding anything to the contrary herein, in the event of 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), the Stock Option shall terminate after a period of three months from the completion of such trigger event; provided, however, that the Optionee shall have the right, immediately upon announcement of such event to exercise his Stock Option in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Option is otherwise exercisable under the terms of the Plan.

(10)         REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE: LEGEND. The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution or sale, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “Act”), or without such representation and warranty is exempt from registration under the Act. The Optionee agrees that the obligation of the Company to issue shares upon the exercise of a Stock Option shall also be subject as conditions precedent to compliance with applicable provisions of the Act, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange and/or securities market upon which the Company’s securities shall be listed and/or quoted. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this Option.

(11)         OPTIONEE ACKNOWLEDGMENT. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Agreement.

(12)         LEGAL CONSTRUCTION. In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(13)         COVENANTS AND AGREEMENTS AS INDEPENDENT AGREEMENTS. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Optionee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

(14)         ENTIRE AGREEMENT. This agreement, the Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreement between the Parties with respect to the said subject matter. All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement. Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A, or the Plan shall not be valid or binding or of any force or effect.

(15)         CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(16)         PARTIES BOUND. The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement shall apply to, bind upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(17)                            TEXAS LAW TO APPLY. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(18)                            MODIFICATION. No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Option to the extent permitted in the Plan.

(19)                            TIME. Time is of the essence in the performance of this Agreement.

(20)                            HEADINGS. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

(21)                            GENDER AND NUMBER. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(22)                            NOTICE. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)                              Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.
P. O. BOX 9
511 LOBO LANE
LITTLE ELM, TEXAS 75068-0009
ATTENTION:	THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)                                Notice to the Optionee shall be addressed and delivered as follows:

IN WITNESS WHEREOF, the Company, RETRACTABLE TECHNOLOGIES, INC. has caused these presents to be signed on this the          day of                         ,            by its duly authorized President.

RETRACTABLE TECHNOLOGIES, INC.

By:
THOMAS J. SHAW
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

ATTEST:

MICHELE M. LARIOS, SECRETARY

ACCEPTED AND AGREED TO:

OPTIONEE:

OPTIONEE’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE

OF

NON-QUALIFIED STOCK OPTION

To:                              Retractable Technologies, Inc.

                                                I hereby exercise (all/a portion of) my Non-qualified Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., in a Non-qualified Stock Option Agreement Issued Under the Retractable Technologies, Inc. 2008 Stock Option Plan (the “Plan”) as of                         ,         , which is subject to all the terms and provisions thereof and of the Plan referenced therein and notify you of my desire to purchase                              shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Price due for this purchase is $                                         in cash.

Please choose one:

I have no withholding obligation.

I am satisfying my withholding obligation by making a direct payment by cashier’s check to the Company.

I am satisfying my withholding obligation by hereby authorizing increased withholding on my cash compensation payable on the Exercise Date.

EXERCISE DATE	SIGNATURE

PRINT NAME

SOCIAL SECURITY NUMBER

COMPANY AUTHORIZATION OF WITHHOLDING SELECTION

Retractable Technologies, Inc. hereby accepts and authorizes the choice of satisfaction of the Optionee’s withholding obligation as indicated above.

TITLE:

INCENTIVE STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. 2008 Incentive Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and                                         , an employee of the Company or its subsidiarie(s) (the “Optionee”).  The Company and the Optionee are sometimes hereinafter collectively referred to as the “Parties”.

(1)                                  All items used herein are to have the meaning set forth in the Company’s 2008 Stock Option Plan (the “Plan”) unless defined differently herein.

(2)                                  OPTION.  On                        the Administrator  of the Plan granted to the Optionee the right and option to purchase a total of                          (              ) shares of the Common Stock of the Company on the terms set forth in this Agreement (the “Option”) subject to the terms of the Plan. The Option granted pursuant to this Agreement is designated as an “incentive stock option” or “ISO” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). OPTIONEE ACKNOWLEDGES THAT EXERCISE OF AN ISO MAY SUBJECT THE EMPLOYEE TO ADVERSE TAX CONSEQUENCES UNDER THE ALTERNATIVE MINIMUM TAX. This Option shall become exercisable in  installments according to the following table:

Date	Shares Newly Acquirable

In no event shall the aggregate fair market value of Stock (determined as of the date of grant of the Stock Option) with respect to which any part of the Stock Option together with other ISOs granted to Optionee under the Company’s plans becomes first exercisable by the Optionee in any calendar year exceed One Hundred Thousand Dollars ($100,000.00).

(3)                                  TERMINATION OF OPTION.

(A)                              MAXIMUM OPTION TERM.  The unexercised portion of this Stock Option shall automatically and without notice terminate and become null and void in all events after ten (10) years from the date of grant. Notwithstanding the foregoing, no Stock Option granted to an Optionee who is deemed to be a Ten Percent (10%) shareholder may be exercised after the expiration of five (5) years from the date it is granted.

(B)                                DEATH OF OPTIONEE.

(i)                                     Notwithstanding Section 3(C) of this Agreement, upon the death of the Optionee, any Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death of the Optionee, provided that such exercise occurs within both the remaining term of the ISO and within one (1) year after the Optionee’s death. Any Stock Option not then exercisable shall be forfeited at the death of Optionee.

(ii)                                  The provisions of this subsection (3)(B) shall apply notwithstanding the fact that the Optionee’s employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any Options exercisable on the date of death.

(C)                                DISABILITY.  Subject to Section 3(B) of this Agreement, upon the termination of the Optionee’s employment by reason of permanent disability (as determined by the Board), the Optionee may, within one (1) year from the date of such termination of employment, exercise any Options to the extent such Options were exercisable at the date of such termination of employment due to disability.    Any Stock Options not then exercisable are forfeited upon termination of employment due to disability.

(D)                               TERMINATION FOR OTHER REASONS.  Except as provided in Sections (3)(B) and (3)(C) all Options shall automatically terminate (3) months after termination of the Optionee’s employment without cause and automatically upon termination with cause.  Any Stock Options not then exercisable are forfeited upon termination of employment, with or without cause.

(4)                                  EXERCISE OF OPTION.  This Option shall be exercised by the Optionee (or by his executors or administrators, as provided in Section 3 of this Agreement) as to all or part of the shares covered hereby which are then exercisable under the terms of this Agreement, by the giving of written notice of such exercise, which may be provided in substantially the form attached hereto as Exhibit A to the Company specifying the number of shares to be purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Upon payment by cashier’s check of all amounts due from the Optionee upon exercise of this Stock Option, the Company shall cause Documents Indicating Ownership to be delivered to the Optionee (or the person exercising the Optionee’s options) at its principal business office within ten (10) business days after the Exercise Date.

(5)                                  OPTION PRICE.  If the Optionee is not deemed to be a Ten Percent (10%) Shareholder, the purchase price for shares to be purchased pursuant to this Agreement (the “Option Price”) for each share shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the Stock Option is granted, as determined by the Board.  For any Optionee who is deemed to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price shall be at least One Hundred Ten Percent (110%) of such fair market value.  Payment of the Option Price shall be made by cashier’s check.  The Board of Directors of the Company has determined the fair market value per share of Common Stock as of the date of grant of this Option to be                                                ($                  ).

(6)                                  NO RIGHTS PRIOR TO ISSUANCE OF DOCUMENTS INDICATING OWNERSHIP.  Neither the Optionee nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until Documents Indicating Ownership shall have been issued upon the exercise of this Stock Option.  No adjustment will be made for dividends or other rights for which the record date is prior to the date the Documents Indicating Ownership are issued.

(7)                                  NONASSIGNABILITY.  This Stock Option shall not be assignable or transferable other than by will or by the laws of descent and distribution, and during the Optionee’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(8)                                  ADJUSTMENT FOR CORPORATE EVENTS.  In the event of any Stock split, Stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of this Stock Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or Stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take such action as is permitted by Section (11) of the Plan to prevent dilution.

Notwithstanding anything to the contrary herein, in the event of 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), the Stock Option shall terminate after a period of three months from the completion of such trigger event; provided, however, that the Optionee shall have the right, immediately upon announcement of such event to exercise his Stock Option in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Option is otherwise exercisable under the terms of the Plan.

(9)                                  REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE; LEGEND.  The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “Act”), or without such representation and warranty is exempt from registration under the Act.  The Optionee agrees that the obligation of the Company to issue shares upon the exercise of a Stock Option shall also be subject as conditions precedent to compliance with applicable provisions of the Act, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.  The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this Stock Option.

(10)                            EMPLOYMENT WITH THE COMPANY.  As used herein, the term “employment with the Company” shall include employment with the Company or with any of its subsidiaries, if any.

(11)                            ADDITIONAL OPTIONEE ACKNOWLEDGMENTS.  The Optionee acknowledges the Plan is accessible to the Optionee over the internet via EDGAR, the SEC’s electronic website database.  In addition, the Optionee acknowledges that a written copy of the Plan will be provided upon request at no charge.   The Optionee acknowledges that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. The Optionee further acknowledges that, in order to obtain the favorable income tax treatment provided by the Code for Stock acquired pursuant to ISOs, the Optionee may not dispose of Stock acquired by exercise of the Option within two (2) years of the date of grant of the Stock Option or within one (1) year of the date of the actual transfer of Common Stock to him. The Optionee further acknowledges that he must hold the Common Stock for more than twelve (12) months to obtain long-term capital gains tax rates on a sale of the Common Stock. The Optionee acknowledges that material adverse alternative minimum tax consequences may result from exercise of a Stock Option.

(12)                            LEGAL CONSTRUCTION.  In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(13)                            COVENANTS AND AGREEMENTS AS INDEPENDENT AGREEMENTS.  Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement.  The existence of any claim or cause of action of the Optionee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

(14)                            ENTIRE AGREEMENT.  This Agreement, Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreements between the Parties with respect to the said subject matter.  All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement and the Plan.  Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement, the Exhibit A or the Plan and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A or the Plan shall not be valid or binding or of any force or effect.

(15)                            CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(16)                            PARTIES BOUND.  The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement shall apply to, be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(17)                            TEXAS LAW TO APPLY.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(18)                            MODIFICATION.  No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Option to the extent permitted in the Plan.

(19)                            TIME.  Time is of the essence in the performance of this Agreement.

(20)                            HEADINGS.  The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

(21)                            GENDER AND NUMBER.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(22)                            NOTICE.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)                              Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.
POST OFFICE BOX 9
511 LOBO LANE
LITTLE ELM, TEXAS 75068-0009

ATTENTION:	THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)                                Notice to the Optionee shall be addressed and delivered as follows:

IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized President as of the          day of                             ,             .

RETRACTABLE TECHNOLOGIES, INC.

By:
THOMAS J. SHAW
PRESIDENT AND
CHIEF EXECUTIVE OFFICE

ATTEST:

MICHELE M. LARIOS, SECRETARY

ACCEPTED AND AGREED TO:

OPTIONEE:

OPTIONEE’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE OF

2008 INCENTIVE STOCK OPTION

AND RECORD OF STOCK TRANSFER

To:                              Retractable Technologies, Inc.

I hereby exercise (all/a portion of) my Incentive Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., in an Incentive Stock Option Agreement Issued Under the Retractable Technologies, Inc. 2008 Stock Option Plan (the “Plan”) as of                             ,         , which is subject to all the terms and provisions thereof and of the Plan referenced therein, and notify you of my desire to purchase                                shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Price due for this purchase is $                                        in cash.

EXERCISE DATE	PRINT NAME

SOCIAL SECURITY NUMBER

Appendix C

~~SECOND~~THIRD AMENDED AND RESTATED

BYLAWS

OF

RETRACTABLE TECHNOLOGIES, INC.

ARTICLE I

OFFICES

1.1                                 Registered Office. The registered office of the Corporation shall be 2100 Ross Avenue, Suite 2600, Dallas, Texas 75201 or such other address as shall be designated by the Board of Directors. The Corporation may change its Registered Office, registered agent, or both by filing a statement of change with the Secretary of State of the State of Texas.

1.2                                 Registered Agent. The name of the registered agent of the Corporation at such address is Ralph S. Janvey or such other person as shall be designated by the Board of Directors of the Corporation.

1.3                                 Other Offices. The Corporation may also have offices at such other places, within or outside the State of Texas, where the Corporation is qualified to do business, as the Board of Directors may from time to time designate, or business of the Corporation may require.

ARTICLE II

SHAREHOLDERS’ MEETING

2.1                                 Place of Meetings. Meetings of shareholders entitled to vote shall be held at any place within or without the State of Texas designated by the Board of Directors pursuant to authority hereinafter granted to the Board, or by written consent of all persons entitled to vote thereat. The Board of Directors may determine that any meeting may be held solely by remote communication in accordance with Texas law. Any meeting is valid wherever held if held by the written consent of all the persons entitled to vote thereat, given either before or after the meeting and filed with the Secretary of the corporation.

2.2                                 Date and Time of Annual Meeting. ~~Business Transacted~~The annual meeting of the shareholders entitled to vote shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. At such meeting Directors shall be elected and any other business may be transacted which is within the powers of the shareholders.

2.3                                 Notice of Meetings. Notice of all meetings of shareholders shall be given in writing to shareholders entitled to vote by the President, or Secretary, or by the Officer or person calling the meeting, or, in case of his neglect or refusal, or if there is no person charged with the duty of giving notice, by any Director or shareholder. The notice shall be given to each shareholder, either personally or by prepaid mail. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon paid. With the consent of a shareholder, notice from the Corporation may be given to that shareholder by electronic transmission.  The shareholder may specify the form of electronic transmission to be used to communicate notice.  The shareholder may revoke this consent by written notice to the Corporation.  The consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices and the person responsible for delivering notice on behalf of the Corporation knows that delivery of these two electronic transmissions was unsuccessful, provided, however, that the inadvertent failure to treat the unsuccessful transmissions as a revocation of consent does not invalidate a meeting or other action.  Notice by electronic transmission is deemed given when the notice is (A) transmitted to a facsimile number provided by the shareholder for the purpose of receiving notice; (B) transmitted to an electronic mail address provided by the shareholder for the purpose of receiving notice; (C) posted on an electronic network, and a message is sent to the shareholder for the purpose of alerting the shareholder of a posting; or (D) communicated to the shareholder by any other form of electronic transmission consented to by the shareholder.

2.4                                 Time of ~~and~~Notice. Notice of any meeting of shareholders shall be sent to each shareholder entitled to vote not less than ten (10) days nor more than fifty (50) days before the meeting, except in the case of a meeting for the purpose of approving a merger or consolidation agreement, in which case the notice must be given not less than twenty (20) days prior to the date of the meeting.

2.5                                 Contents of Notice. Notice of any meeting of shareholders shall specify the place, date, and hour of the meeting. The Notice may state the means of any remote communications by which shareholders may be considered present and may vote at the meeting.  The notice shall also specify the purpose of the meeting if it is a special meeting, or if its purpose, or one of its purposes, will be to consider a proposed amendment of the Articles of Incorporation, to consider a proposed merger or consolidation, to consider a proposed reduction of stated capital without amendment, to consider a voluntary dissolution or the revocation of a voluntary dissolution by the act of the Corporation, or to consider a proposed disposition of all, or substantially all, of the assets of the Corporation outside of the ordinary course of business.

2.6                                 Notice of Adjourned Meeting. When a shareholders’ meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty (30) days, it is not necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which the adjournment is taken.

2.7                                 Call of Special Meetings. Upon request in writing to the President, a Vice-President, or the  Secretary, sent by registered mail or delivered to the Officer in person, by any persons entitled to call a meeting of shareholders, they forthwith shall cause notice to be given to the shareholders entitled to vote, that a meeting will be held at a time fixed by the Officer, not less than ten (10) days after the receipt of the request. The request will state the purposes of the proposed meeting.  Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all shareholders entitled to vote are present and consent otherwise.  If the notice is not given within seven (7) days after the date of delivery, or the date of mailing of the request, the persons calling the meeting may fix the time of the meeting and give the notice in the manner provided in these Third Amended and Restated Bylaws (“Bylaws”). Nothing contained in this section shall be construed as limiting, fixing, or affecting the time or date when a meeting of shareholders called by action of the Board of Directors may be held.

2.8                                 Persons Entitled to Call Special Meetings. Special meetings of the shareholders, for any purpose whatsoever, may be called at any time by any of the following: (1) the President; (2) the Board of Directors; or (3) the President at the request of the holders of not less than Fifty Percent (50%) ~~66 2/3%~~of all outstanding shares of the Corporation entitled to vote at such meetings.

2.9                                 Quorum of Shareholders. The presence in person or by proxy of the persons entitled to vote Fifty Percent (50%) of the voting shares at any meeting constitutes a quorum for the transaction of business except as otherwise provided by statute or these Bylaws.

2.10                           Loss of Quorum. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares entitled to vote, the holders of which are either present in person or represented by proxy thereat, but no other business may be transacted. Notwithstanding the above, shareholders present at a duly organized meeting with a quorum present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.11                           Record Date for Determination of Shareholders. The Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be no more than fifty (50) days and, in case of meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

2.12                           Date of Notice or Resolution for Determination of Shareholders. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, is the record date for such determination of shareholders.

2.13                           Adjourned Meetings. When any determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

2.14                           Inspectors of Election. The Chairman of each meeting of shareholders shall appoint one or more persons to act as inspector(s) of election. The inspector(s) of election shall report to the meeting the number of shares of each class and series of stock, and of all classes, represented either in person or by proxy that are entitled to vote. The inspector(s) of election shall oversee the vote of the shareholders for the election of Directors and for any other matters that are put to a vote of shareholders entitled to vote at the meeting; judge the qualifications of shareholders voting; collect, count, and report the results of ballots cast by any shareholders voting in person; and perform such other duties as may be required by the Chairman of the meeting or the shareholders.

2.15                           Notice of Shareholder Business. At an annual meeting of shareholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation entitled to vote who complies with the notice procedure set forth. For business to be properly brought before an annual meeting by a shareholder, the shareholder entitled to vote must have given timely notice thereof in writing to the Secretary of the Corporation.

To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than forty-five (45) days before the date the Corporation mailed its proxy materials for the prior year’s annual meeting (such date to be identified in the prior year’s proxy statement). A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the following information: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and address of the shareholder proposing such business; (c) the number of shares of the Corporation which are beneficially owned by the shareholder; and (d) any material interest of the shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with these procedures. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with these provisions, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

2.16                           Voting List. At least eleven (11) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the type and number of shares held by each, shall be kept on file at the registered office of the Corporation and shall be subject to inspection of any shareholder during the whole time of the meeting. The share logs provided by the Corporation’s transfer agent shall be prima facie evidence as to who are the shareholders entitled to examine such list. However, failure to prepare and to make available such list in the manner provided above shall not affect the validity of any action taken at the meeting. Alternatively, the list of shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting.  The Corporation is not required to include any electronic contact information of any shareholder on the list.  If the Corporation elects to make the list available on an electronic network, the Corporation will take reasonable steps to ensure that the information is available only to shareholders of the Corporation.  The list will be produced and kept open at the place and for the duration of the meeting and will be subject to inspection by any shareholder present.  If the meeting is held by remote communication, the list must be open to the examination of any shareholder for the duration of the meeting on a reasonable accessible electronic network, and the information required to access the list must be provided to shareholders with the notice of the meeting.

2.17                           Votes Per Share. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders, except to the extent that the voting rights of shares of any class or classes are limited by the Articles of Incorporation, as amended.

2.18                           Cumulative Voting. Directors shall be elected by a plurality vote. Cumulative voting shall not be permitted.

2.19                           Voting by Voice and Ballot. Elections for Directors need not be by ballot unless a shareholder entitled to vote demands election by ballot at the election and before the voting begins.

2.20                           Proxies. A shareholder may vote either in person or by proxy executed in writing by a shareholder entitled to vote or by his authorized attorney in fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and in no event shall it remain irrevocable for a period of more than eleven (11) months. A telegram telex, cablegram, or similar transmission by the shareholder or a photographic, photostatic, facsimile, or other similar reproduction of a writing executed by the shareholder will be treated as an execution in writing.  Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the shareholder.

2.21                           Waiver of Notice. Any notice required by law or these Bylaws may be waived by the execution by the person entitled to the notice of a written waiver of such notice, which may be signed before or after the time stated in the notice.

2.22                           Action Without Meeting. Any action that may be taken at a meeting of the shareholders, may be taken without a meeting if authorized by a writing dated and signed by the shareholder or shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. The writing authorizing the action without a meeting must be filed with the President of the Corporation.  An electronic transmission (if the Corporation can determine that the transmission was transmitted by the shareholder on the date it was transmitted) by a shareholder or reproduction of a writing signed by a shareholder is regarded as signed for the purposes of this Section of the Bylaws.  Consent given by electronic communication is not regarded as delivered until it is reproduced in paper form and delivered to the Corporation.  Any signed consent or consents, or a signed copy thereof, shall be placed in the Minute Book of the Corporation.  Prompt notice of any action taken by shareholders without a meeting by less than unanimous written consent, if permitted, must be given to those shareholders who did not consent in writing to the action, but advance notice is not required.

2.23                           Conduct of Meetings. At every meeting of the shareholders, the President, or in his absence, the Vice-President designated by the President, or in the absence of any such designation, a Chairman (who shall be one of the Vice-Presidents, if any is present) chosen by majority in interest of the shareholders of the Corporation present in person or by proxy and entitled to vote, shall act as Chairman. The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as Secretary of all meetings of the shareholders. In the absence at such meeting of the Secretary or Assistant Secretary, the Chairman may appoint another person to act as Secretary of the meeting.

2.24                           Telephone or Remote Communication Meetings.  Shareholders may participate in and hold a meeting by means of a conference telephone or other similar means of remote communication equipment so that all participants in the meeting can communicate with each other.  Participation in such a meeting will constitute presence at the meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.  If voting takes place at such a meeting, the Corporation must (A) implement reasonable measures to verify that each person considered present and permitted to vote at the meeting is a shareholder and (B) maintain a record of any vote or other action taken at the meeting.

ARTICLE III

DIRECTORS

3.1                                 Directors Defined. “Directors” when used in relation to any power or duty requiring collective action, means “Board of Directors.”

3.2                                 Powers. The business and affairs of the Corporation and all corporate powers shall be exercised by or under authority of the Board of Directors, subject to limitation imposed by law the Articles of Incorporation, as amended, or these Bylaws as to action which requires authorization or approval by the shareholders.

3.3                                 Number and Election of Directors.  The business and affairs of the Corporation shall be managed by a Board of Directors, which shall have and may exercise all of the powers of the Corporation, except such as are expressly conferred upon the Shareholders by law, by the Articles of Incorporation as amended  or by these Bylaws. Subject to the rights of the holders of shares of any series of preferred stock then outstanding to elect additional Directors under specific circumstances, the Board of Directors shall consist of not less than three (3) nor more than twenty-one (21) persons. The exact number of Directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by either: (i) the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, (ii) the affirmative vote of the holders of 66 2/3% or more of the voting power of all of the shares of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, or (iii) the Articles of Incorporation, as amended. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director; provided, however, that the term of existing Directors may be shortened to comply with ~~the Corporation Act~~Texas law. The Directors shall be divided into two classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 2001 annual meeting of shareholders and the term of the second class to expire at the 2002 annual meeting of shareholders (an initial two (2) year term), and with the members of each class to hold office until their successors have been elected and qualified. At each annual meeting of shareholders following such initial classification and election, Directors, elected to succeed those Directors whose terms expire, shall be elected for a term of office for the class whose term of office expires at all such future annual meetings.

3.4                                 Vacancies. Vacancies in the Board of Directors shall exist in the case of the happening of any of the following events: (a) the death, resignation, or removal of any Directors; (b) the authorized number of Directors is increased; (c) at any annual, regular, or special meeting of shareholders at which any Director is elected, the shareholders entitled to vote fail to elect the full authorized number of Directors to be voted for at that meeting; or (d) the terms of Directors elected pursuant to dividend default voting rights end prior to a meeting of the shareholders.

3.5                                 Declaration of Vacancy. The Board of Directors may declare vacant the office of a Director in either of the following cases: (a) if he is adjudged incompetent by an order of court, or finally convicted of a felony; or (b) if within sixty (60) days after notice of his election, he does not accept the office either in writing or by attending a meeting of the Board of Directors.

3.6                                 Filling Vacancies by Directors. Vacancies of generally elected Directors may be filled by an affirmative vote of a majority of the remaining generally elected Directors, though less than a quorum, or by a sole remaining generally elected Director. Vacancies of Directors elected pursuant to a dividend default election by preferred shareholders shall be filled by the remaining Directors so elected. Each Director so elected shall hold office until his successor is elected at an annual, regular, or special meeting of the shareholders.

3.7                                 Filling Vacancies by Shareholders – Reduction of Authorized Number of Directors. In the event a vacancy in the number of generally elected Directors or in the number of Directors elected pursuant to default dividend voting rights of preferred shareholders exists and is not filled by the appropriate remaining Directors, the vacancy may be filled by a vote of either the common stockholders or the holders of preferred shares with the right to elect the Director whose vacancy is being filled, as appropriate. If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the appropriate remaining Directors failing to fill the vacancy within ten (10) days of the effective date of the resignation, the shareholders may elect a successor to take office unless the Board fills the vacancy prior to the shareholders’ vote. A reduction of the authorized number of Directors does not remove any Director prior to the expiration of his term of office.

3.8                                 Removal of Directors. Any Director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of 66 2/3% or more of the voting power of all of the shares of the Corporation entitled to vote in the election of such Directors. “Cause” shall be exclusively defined to mean: (a) conviction of a felony, (b) proof of the gross negligence or willful misconduct of such Director which is materially detrimental to the Corporation, or (c) proof of a breach of fiduciary duty of such Director which is materially detrimental to the Corporation.

3.9                                 Place of Meetings. Regular meetings of the Board of Directors shall be held at any place within or without the State of Texas which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the registered office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the registered office. Any regular or special meeting is valid, wherever held, if held on written consent of all members of the Board given either before or after the meeting and filed with the Secretary of the Corporation.

3.10                           Regular and Special Meetings. Regular meetings of the Board of Directors shall be held at such time and place as shall from time to time be determined by the Board. Special meetings of the Board of Directors shall be called by the President or if he is absent or is unable or refuses to act, by a Vice-President or by any two Directors.

3.11                           Notice of Meeting. Written notice of the time and place of the regular or special meetings of the Board of Directors shall be delivered personally to each Director, or sent to each Director by mail or by other form of written communication at least two (2) days before the meeting. If the address of a Director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city of place in which the meetings of the Directors are regularly held. Notice of the time and place of holding an adjourned meeting of a meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

3.12                           Call of Regular Meeting. All regular meetings of the Board of Directors of this Corporation shall be called by the President, or, if he is absent or is unable or refuses to act, by any Vice-President or by any two Directors.

3.13                           Validation of Meeting Defectively Called or Noticed. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present, and if, either before or after the meeting, each of the Directors not present signs a waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a Director at a meeting shall constitute a waiver of notice of the meeting, unless the express purpose for such attendance is to present the objection that the meeting is not lawfully called or convened.

3.14                           Quorum. A majority of the authorized number of Directors constitutes a quorum of the Board for the transaction of business.

3.15                           Majority Action. Every act or decision done or made by a majority of the Directors present at any meeting duly held at which a quorum is present is the act of the Board of Directors, unless an action of a greater number is required by the Articles of Incorporation, as amended, or these Bylaws. Each Director who is present at a meeting will be deemed to have assented to any action taken at such meeting unless his dissent to the action is entered in the minutes of the meeting, or unless he shall file his written dissent thereto with the Secretary of the meeting or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after such meeting.

3.16                           Action by Consent of Board Without Meeting. Any action required or permitted to be taken by the Board of Directors under the law shall individually or collectively be taken without a meeting, without prior notice and without a vote if a consent in writing to such action is signed by all members of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such Directors. A telegram, telex, cablegram, or other electronic transmission by a Director consenting to an action to be taken and transmitted by a Director is considered written, signed, and dated for the purposes of this Section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the Director and the date on which the Director transmitted the transmission.  Any certificate or other document filed under the law which relates to action so taken shall state that the action was taken by unanimous written consent of the Board of Directors without a meeting and that these Bylaws authorize the Directors to so act, and such statement shall be prima facie evidence of such authority.

3.17                           Adjournment. In the absence of a quorum, a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board.

3.18                           Conduct of Meetings. At every meeting of the Board of Directors, the Chairman of the Board of Directors, if there shall be such an Officer, and if not, the President, or in his absence a Vice-President designated by him, or in the absence of such designation, a Chairman chosen by a majority of the Directors present, shall preside. The Secretary of the Corporation shall act as Secretary of the Board of Directors. In case the Secretary shall be absent from any meeting, the Chairman may appoint any person to act as Secretary of the meeting.

3.19                           Indemnification of Directors and Officers. The Board of Directors shall authorize the Corporation to pay or reimburse any present or former Director or Officer of the Corporation any costs or expenses actually and necessarily incurred by him in any action, suit, or proceeding to which he is made a party by reason of his holding such position; provided, however, that he shall not receive such indemnification if he be finally adjudicated therein to be liable for gross negligence. The indemnification herein provided shall also extend to good faith expenditures incurred in anticipation of, or preparation for, threatened or proposed litigation. The Board of Directors may, in proper cases, extend the indemnification to cover the good faith settlement of any such action, suit, or proceeding, whether formally instituted or not to the maximum extent permitted by law.

3.20                           Interested Directors. Any contract or other transaction between the Corporation and any of its Directors (or any corporation or entity in which any of its Directors is directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of such Director at the meeting authorizing such contract or transaction, or his participation in such meeting. The foregoing shall, however, apply only if the interest of each such Director is known or disclosed to the Board of Directors and it shall nevertheless authorize or ratify such contract or transaction by a majority of the Directors present, each such interested Director to be counted in determining whether a quorum is present, but not in calculating the majority necessary to carry such vote. This section shall not be construed to invalidate any contract or transaction which would be valid in the absence of this paragraph.

3.21                           Committees. The Board of Directors, by an affirmative vote of a majority of the members constituting the Board of Directors, may appoint such committees which shall have and may exercise such powers as shall be conferred or authorized by resolution of the Board. However, no such committee shall have power or authority to take any action that is specifically required by statute to be taken by the entire Board of Directors.  A majority of any such committee may determine its action and fix the time and place of its meetings unless the Board of Directors shall otherwise provide. The Board of Directors, by such affirmative vote, shall have power at any time to change the powers and members of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.  At meetings of any committee, a majority of the members of that committee constitutes a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present will be the act of the committee, except as otherwise specifically provided by statute, the Articles of Incorporation, as amended, or these Bylaws.  The designation of any committee of the Board of Directors and the delegation thereto of authority will not operate to relieve the Board of Directors or any member thereof of any responsibility imposed on the Board or the member by law.

3.22                           Telephone or Remote Communication Meetings.  Directors may participate in and hold a meeting by means of a conference telephone or other similar means of remote communication equipment so that all participants in the meeting can communicate with each other.  Participation in such a meeting will constitute presence at the meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.  If voting takes place at such a meeting, the Corporation must: (A) implement reasonable measures to verify that each person considered present and permitted to vote at the meeting is a Director and (B) maintain a record of any vote or other action taken at the meeting.

3.23                           Compensation of Directors.  Directors may receive compensation for their services and reimbursement for their expenses established by the Board of Directors, by resolution, provided that nothing herein will preclude any Director from serving the Corporation in any other capacity and receiving compensation for that service.

3.24                           Resignations.  A Director may resign at any time by giving written or electronic transmission of a notice to the Chairman of the Board of Directors.  The resignation will take effect as of the date of the receipt of notice or any later time specified therein, and, unless otherwise specified, the acceptance of the resignation will not be necessary to make it effective.

ARTICLE IV

OFFICERS

4.1                                 Number and Titles. The Officers of the Corporation shall be a President, a Vice-President, a Secretary, and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more additional Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other Officers as may be appointed in accordance with the provisions of Section 4.3 of this Article. One person may hold two or more offices.

4.2                                 Election. The Officers of the Corporation, except such Officers as may be appointed in accordance with the provisions of Section 4.3 or Section 4.5 of this Article, shall be chosen by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

4.3                                 Subordinate Officers. The Board of Directors may appoint such other Officers or agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any Officer or committee the power to appoint any such subordinate Officers, committees, or agents, to specify their duties, and to determine their compensation.

4.4                                 Removal and Resignation. Any Officer may be removed, either with or without cause, by a majority of the Directors at any regular or special meeting of the Board, or, except in case of an Officer chosen by the Board of Directors, by any committee or Officer upon whom such power of removal may be conferred by the Board of Directors; provided, however, that such removal shall not be with prejudice to the contract rights, if any, of the person removed. Any Officer may resign at any time by giving written notice to the Board of Directors or to the President, or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.5                                 Vacancies. If the office of the President, Vice-President, Secretary, Treasurer, Assistant Secretary (if any), or Assistant Treasurer (if any) becomes vacant by reason of death, resignation, removal, or otherwise, the Board of Directors shall elect a successor who shall hold office for the unexpired term and until his successor is elected.

4.6                                 Chairman of the Board. The Chairman of the Board, if there shall be such an Officer, shall, if present, preside at all meetings of the Board of Directors and at all meetings of the shareholders and shall have the responsibility of directing and consulting with the President and supervising the President in the discharge of all of his duties hereafter specified in Section 4.7. Further, the Chairman of the Board is hereby authorized to exercise, in the absence of the President, the same authority and powers as are hereinafter vested in the President, except when otherwise required by law.

4.7           President. Subject to the direction of the Board of Directors, and subject to the powers vested in the Chairman of the Board by these Bylaws, if there shall be such an Officer, the President shall be the Chief Executive Officer of the Corporation and, as such, shall be responsible for the general supervision, direction, and control of the business and Officers of the Corporation, and shall have the general powers and duties of management usually vested in the office of the President of a corporation, by the Board of Directors or the Bylaws. Within this authority and in the course of his duties he shall:

(a)           Conduct Meetings. Preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at all meetings of the Board of Directors and shall be ex officio a member of all the standing committees, including the Executive Committee, if any.

(b)           Sign Share Certificates. Sign all certificates of stock of the Corporation, in conjunction with the Secretary or Assistant Secretary, unless otherwise ordered by the Board of Directors.

(c)           Execute Instruments. When authorized by the Board of Directors, execute in the name of the Corporation deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, and other papers and instruments in writing.

(d)           Hire and Fire Employees. Subject to the authorization of the Board of Directors, appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents, employees, and clerks of the Corporation other than the duly appointed Officers of the Corporation.

(e)           Meetings of the Other Corporations. Unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, and act and vote on behalf of the Corporation, at all meetings of the shareholders of any corporation in which this Corporation holds stock.

4.8           Vice-President. In the absence or disability of the President, the Vice-Presidents, in order of their rank as fixed by the Board of Directors, or, if not ranked, the Vice-President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions on the President.

4.9           Secretary. The Secretary shall:

(a)           Sign Share Certificates. Sign, with the President or a Vice-President, certificates for the shares of the Corporation.

(b)           Attest Bylaws. Attest and keep at the principal office of the Corporation the original or a copy of its Bylaws as amended or otherwise altered to date.

(c)           Minutes of Meetings. Keep at the principal office of the Corporation, or such other place as the Board of Directors may order, a book of minutes of all meetings of its Directors and shareholders, Executive Committee, if any, and other committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Directors’ meetings, the number of shares of members present or represented at shareholders’ meetings, and the proceedings thereof.

(d)           Sign or Attest Documents and Affix Seal. Sign or attest such documents as may be required by law or the business of the Corporation, and to keep the corporate seal and affix it to such instruments as may be necessary or proper.

(e)           Notices. See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. In case of the absence or disability of the Secretary, or his refusal to or neglect to act, notice may be given and served by a Vice-President or by the Board of Directors.

(f)            Custodian of Records and Seal. Be custodian of the records and of the seal of the Corporation and see that it is engraved, lithographed, printed, stamped, impressed upon, or affixed to all certificated shares prior to their issuance and to any documents, the execution of which on behalf of the Corporation under its seal is required and duly authorized in accordance with the provisions of these Bylaws.

(g)           Share Register. Monitor the share register kept by the Corporation’s transfer agent showing the names of the shareholders and their addresses; the number, date of issue, and class of shares represented by each outstanding share certificate; and the number and date of cancellation of each certificate surrendered for cancellation, and all relevant information for holders of uncertificated shares. In the event the Corporation has no transfer agent, the Secretary will maintain the above mentioned records at the principal office of the Corporation.

(h)           Reports and Statements. See that the books, reports, statements, certificates, and all other documents and records required by law are properly kept and filed.

(i)            Exhibit Records. Exhibit at all reasonable times to any Director on application, or on written demand stating the purpose thereof of any person who has been a shareholder of record for at least six (6) months immediately preceding his demand or who is the holder of record of at least Five Percent (5%) of all of the outstanding shares of the Corporation, upon application, the Bylaws, the share register, and minutes of proceedings of the shareholders and Directors of the Corporation.

(j)            Other Duties. In general, perform all duties incident to the office of Secretary, and such other duties as from time to time may be assigned to him by the Board of Directors.

(k)           Absence of Secretary. In the case of the absence or disability of the Secretary or his refusal or neglect to act, the Assistant Secretary, or if there be none, the Treasurer, acting as Assistant Secretary, may perform all of the functions of the Secretary.  The Assistant Secretary and Treasurer, or any person thereunto authorized by the President or a Vice-President or by the Board of Directors, may perform the functions of the Secretary.

4.10         Assistant Secretary. At the request of the Secretary or in his absence or disability, the Assistant Secretary, designated as set forth in preceding Section 4.9(k) of these Bylaws, shall perform all the duties of the Secretary. The Assistant Secretary shall perform such other duties from time to time assigned to him by the Board of Directors or the Secretary.

4.11         Treasurer. The Treasurer shall:

(a)           Funds – Custody and Deposit. Have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies, or other depositories as shall be selected by the Board of Directors.

(b)           Funds – Receipts. Receive and give receipt for monies due and payable to the Corporation from any source whatsoever.

(c)           Funds – Disbursements. Disburse or cause to be disbursed the funds of the Corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

(d)           Maintain Accounts. Keep and maintain adequate and correct accounts for the Corporation’s properties and business transactions, including account of its assets, liabilities, receipts, disbursements, gains, losses, capital surplus, and shares. Any surplus, including earned surplus, paid-in surplus, and surplus arising from a reduction of stated capital shall be classified according to source and shown in a separate account.

(e)           Exhibit Records. Exhibit at all reasonable times the books of account and records to any Director on application, or to any person who has been a shareholder of record for at least six (6) months immediately preceding his demand or who is the holder of record of at least Five Percent (5%) of all outstanding shares of the Corporation on written demand stating the purpose thereof, during business hours at the office of the Corporation where such books and records are kept.

(f)            Reports to President and Directors. Render to the President and Directors, whenever they request it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

(g)           Financial Report to Shareholders. Prepare, or cause to be prepared, and certify the financial statements to be included in the annual report to shareholders and statements of the affairs of the Corporation.

(h)           Bond. Give to the Corporation a bond, if required by the Board of Directors or by the President, in a sum, and with one or more sureties, or a surety company satisfactory to the Board, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

(i)            Other Duties. In general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors.

(j)            Absence of Treasurer. In case of the absence or disability of the Treasurer or his refusal or neglect to act, the Assistant Treasurer or the Secretary acting as Assistant Treasurer, may perform all of the functions of the Treasurer. In the absence or inability to act, or refusal or neglect to act, of the Treasurer, the Assistant Treasurer, and the Secretary, or any person thereunto authorized by the President or a Vice-President or by the Board of Directors, may perform the functions of the Treasurer.

4.12                           Assistant Treasurer. The Assistant Treasurer, if required to do so by the Board of Directors, shall give bond for the faithful discharge of his duties, in such sum, and with such sureties as the Board of Directors shall require. At the request of the Treasurer, or in his absence or disability, the Assistant Treasurer designated as set forth in the preceding Section 4.11(j) of these Bylaws shall perform all of the duties of the Treasurer, and when so acting, he shall have all the powers of, and be subject to all the restrictions on, the Treasurer. He shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the Treasurer.

4.13                           Salaries. The salaries of the Officers shall be fixed from time to time by the Board of Directors, and no Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

ARTICLE V

EXECUTION OF INSTRUMENTS AND DEPOSIT OF FUNDS

5.1                                 Authority for Execution of Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any Officer or Officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized, no Officer, agent or employee other than the President shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

5.2                                 Execution of Instruments. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the Corporation, promissory notes, mortgages, and other evidence of indebtedness of the Corporation, and other corporate instruments or documents, and certificated shares of stock owned by the Corporation, shall be executed, signed, or endorsed by the President or a Vice-President and by the Secretary or the Treasurer, or any Assistant Secretary or Assistant Treasurer, and may have the corporate seal affixed thereto.

5.3                                 Bank Accounts and Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation with such banks, trust companies, or other depositories as the Board of Directors may select or as may be selected by any Officer or Officers, agent or agents of the Corporation to whom such power may be delegated from time to time by the Board of Directors.

5.4                                 Endorsements Without Countersignature. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories may be made without countersignature by the President or any Vice-President, or the Treasurer or any Assistant Treasurer, or by any other Officer or agent of the Corporation to whom the Board of Directors, by resolution, shall have delegated the power, or by hand stamped impression in the name of the Corporation.

5.5                                 Signing of Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by the Chief Executive Officer and the Treasurer.

ARTICLE VI

ISSUANCE AND TRANSFER OF CERTIFICATED AND UNCERTIFICATED SHARES

6.1                                 Classes and Series of Shares. The Corporation may issue shares with such preferences, rights, privileges, and restrictions as stated in the Articles of Incorporation, as amended.

6.2                                 Form of Shares.  The shares of the Corporation may be either certificated shares or uncertificated shares or a combination thereof.  A resolution approved by a majority of the Board of Directors may provide that some or all of any or all classes and series of the shares of the Corporation will be uncertificated shares.  If the Corporation changes to uncertificated shares after certificates have been issued, a certificated ownership interest subject to the change becomes an uncertificated ownership interest only after the certificate is surrendered to the Corporation.

6.3                                 Certificates for Fully Paid Shares. Neither certificated nor uncertificated shares may be issued by the Corporation until the full amount of the consideration has been paid. When such consideration has been paid to the Corporation, the shares shall be deemed to have been issued and the certificate, or similar documentation in the case of uncertificated shares,  representing such shares shall be issued to the shareholder.

6.4                                 Fractional Shares. The Corporation may, but shall not be obligated to, issue a certificate, or similar documentation in the case of uncertificated shares, for a fractional share, and the Board of Directors may, in lieu thereof, arrange for the disposition thereof by those entitled thereto, by paying the fair value in cash or issuing scrip in registered or bearer form which shall entitle the holder to receive a certificate, or similar documentation in the case of uncertificated shares, for a full share only upon the surrender of such scrip aggregating a full share. A certificate, or similar documentation in the case of uncertificated shares, for a fractional share shall, but scrip shall not, unless otherwise provided herein, entitle the holder to exercise voting rights, to receive dividends, or to participate in any of the assets of the Corporation in the event of liquidation. Such scrip, if issued, shall become void if not exchanged for certificates, or similar documentation in the case of uncertificated shares, representing full shares within one year after its issue, or such scrip may be subject to the condition that the shares for which it is exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of such scrip, and the same may be subject to any other conditions which the Board of Directors may deem advisable.

6.5                                 Consideration for Shares. The consideration paid for the issuance of shares may consist of money paid, labor done, property actually received, promissory notes or the promise of future services.

6.6                                 Contents of Share Certificates. Certificates for shares, or similar documentation in the case of uncertificated shares, shall be of such form and style, printed or otherwise, as the Board of Directors may designate, and each certificate, or similar documentation in the case of uncertificated shares, shall state all of the following facts:

(a)           That the Corporation is organized under the laws of the State of Texas;

(b)           The name of the person to whom issued;

(c)           The number and class of shares and the designation of the series, if any, which such certificate represents; and

(d)           The par value of each share represented by such certificate or similar documentation in the case of uncertificated shares, or a statement that the shares are without par value.

6.7                                 Restriction on Transfer. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face of each certificate representing shares to which the restriction applies or similar documentation in the case of uncertificated shares. The certificate may, however, state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

6.8                                 Preemptive Rights. In the case of certificated shares, any preemptive rights of a shareholder to acquire unissued or treasury shares of the Corporation which are limited or denied by the Articles of Incorporation, as amended, must be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business and that a copy of such information is on file in the office of the Secretary of State.

6.9                                 Signing Certificates – Facsimile Signatures. All certificated shares shall be signed by the President or a Vice-President and the Secretary or an Assistant Secretary. The signatures of the President or Vice-President, Secretary or Assistant Secretary may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar either of which is not the Corporation itself or an employee of the Corporation. If the Officer who has signed or whose facsimile signature has been placed on the certificate has ceased to be such Officer before the certificate is issued, the certificate may be issued by the Corporation with the same effect as if he were such Officer at the date of its issuance.

6.10                           Transfer of Lost or Destroyed Shares. In the case of certificated shares, where a share certificate has been lost, apparently destroyed, or wrongfully taken and the owner fails to notify the Corporation of that fact within a reasonable time after he has notice of it, and the Corporation registers a transfer of the share represented by the certificate before receiving such a notification, the owner is precluded from asserting against the Corporation any claim for registering the transfer or any claim to a new certificate.

6.11                           Replacement of Lost or Destroyed Certificates. In the case of certificated shares, where the holder of a share certificate claims that the certificate has been lost, destroyed, or wrongfully taken, the Corporation shall issue a new certificate in place of the original certificate if the owner so requests (before the Corporation has notice that the share has been acquired by a bona fide purchaser) and files with the Corporation a sufficient indemnity bond and satisfies any other reasonable requirements imposed by the Board of Directors.

6.12                           Transfer After Replacement. If, after the issue of a new security as a replacement for a lost, destroyed, or wrongfully taken certificated security, a bona fide purchaser of the original certificate presents it for registration or transfer, the Corporation must register the transfer unless registration would result in overissue. In addition to any rights on the indemnity bond, the Corporation may recover the new security from the person to whom it was issued or any person taken under him except a bona fide purchaser.

6.13                           Transfers of Shares. Certificated shares of the Corporation will only be transferred on its books upon the surrender to the Corporation of the share certificates duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer.  The surrendered certificates shall be canceled, new certificates issued to the person entitled to them, and the transaction recorded on the books of the Corporation.  Uncertificated shares will only be transferred on the books of the Corporation upon the written instruction from the registered or beneficial owner of such uncertificated shares or from a duly authorized attorney, or from an individual presenting proper evidence of succession, assignment, or authority to transfer the stock.

6.14                           Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars which shall preferably be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

6.15                           Deemed Ownership. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation.

6.16                           Reasonable Doubts as to Right to Transfer. When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the Corporation or its transfer agent, before recording the transfer of the shares on its books or issuing any certificate therefor, or similar documentation in the case of uncertificated shares, may require from the person seeking the transfer reasonable proof of his right to the transfer. If there remains a reasonable doubt for the right to the transfer, the Corporation may refuse a transfer unless the person gives adequate security or a bond or indemnity executed by a corporate surety or by two individual sureties satisfactory to the Corporation as to form, amount, and reasonability of sureties. The bond shall be conditioned to protect the Corporation, its Officers, transfer agents, and registrars, or any of them, against any loss, damage, expenses, or other liability to the owner of the issuance of new shares.

ARTICLE VII

CORPORATE RECORDS, REPORTS, AND SEAL

7.1                                 Minutes of Corporate Meetings. The Corporation shall keep at the registered office, or such other place as the Board of Directors may order, a book of minutes of all meetings of its Directors and of its shareholders or members with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given the names of those present at Directors’ meetings, the number of shares or members present or represented at shareholders’ or members’ meetings, and the proceedings thereof.

7.2                                 Books of Account. The Corporation shall keep and maintain adequate and correct accounts of its properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. Any surplus, including earned surplus, paid-in surplus, and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account.

7.3                                 Share Register. The Corporation shall keep at the registered office, or at the office of the transfer agent, a share register, showing the names of the shareholders and their addresses, and the number and classes of shares held at each and the number and date of certificates issued for shares, and the number and date or cancellation of every certificate surrendered for cancellation, and all relevant information for holders of uncertificated shares. The above specified information may be kept by the Corporation on information storage devices related to electronic data processing equipment provided that such equipment is capable of reproducing the information in clearly legible form for the purposes of inspection as provided in Sections 7.4 and 7.5 of these Bylaws.

7.4                                 Inspection of Records by Shareholders. Any person who shall have been a shareholder of record for at least six (6) months immediately preceding his demand, or who is the holder of record of at least Five Percent (5%) of all of the outstanding shares of the Corporation, on written demand stating the purpose thereof, has the right to examine, in person, or by agent, accountant, or attorney, at any reasonable time or times, for any proper purpose, its books and records of account, minutes, and record of shareholders, and is entitled to make extracts therefrom (after payment of costs).

7.5                                 Inspection of Records by Directors. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties of the

Corporation, and also of its subsidiary corporations, domestic or foreign. Such inspection by a Director may be made in person or by agent or attorney, and the right of inspection includes the right to make extracts.

7.6           Annual Report to Shareholders. The Board of Directors shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year.

7.7           Contents of Annual Reports. The annual report shall include the following financial statements:

(a)           Balance sheets for the previous two fiscal years;

(b)           Statements of Operations for the previous three fiscal years;

(c)           Statements of Changes in Stockholders’ Equity for the previous three fiscal years; and

(d)           Statements of Cash Flows for the previous three fiscal years.

7.8           Preparation of Financial Statements. The financial statements shall be prepared from the books and shall be in accordance with accounting principles generally accepted in the United States of America.

7.9           Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

7.10         Corporate Seal. The Board of Directors may adopt, use, and thereafter alter the corporate seal, and the seal may be used by causing it or a facsimile of it to be impressed, affixed, or reproduced or otherwise.

ARTICLE VIII

AMENDMENT OF BYLAWS

8.1           Adoption, Amendment, or Repeal of Bylaws by Directors. These Bylaws may be altered, amended, or repealed, and new Bylaws may be adopted by the affirmative vote of a majority of either the Board of Directors or the shareholders, present at any meeting at which a quorum of each respective body is present, provided that notice of the proposed alteration, amendment, repeal, or adoption shall be contained in the notice of the meeting. This power to alter, amend, or repeal the Bylaws, and to adopt new Bylaws, may be modified or divested by action of shareholders representing a majority of the voting common stock of the Corporation taken at any regular or special meeting of the shareholders. ~~Notwithstanding any other provision contained in these Bylaws to the contrary, Section 2.1, 2.2, 2.3, 2.4, 2.7, 2.8 and 2.19 of Article II, Section 3.3 and 3.8 of Article III, and this Article VIII of these Bylaws may be amended, supplemented, or repealed only by the affirmative vote of 66 2/3% or more of all of the shares of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.~~

ARTICLE IX

MISCELLANEOUS

9.1           Waivers of Notice. Whenever any notice is required to be given to any shareholder or Director under the provisions of the law or the Articles of Incorporation, as amended, or these Bylaws, a waiver thereof in writing, or waiver by electronic transmission, signed by such person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a Director or a shareholder, whether in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where such Director or shareholder attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

9.2                                 Rules of Order. The rules contained in the current edition of Robert’s Rules of Order Newly Revised shall govern the Corporation in all cases to which they are applicable and in which they are not inconsistent with these Bylaws and any special rules of order the Corporation may adopt.

9.3                                 Invalid Provisions.  If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, as far as possible and reasonable, will be valid and operative.

9.4                                 Relation to Articles of Incorporation, as Amended.  These Bylaws are subject to and governed by the Articles of Incorporation, as amended.

9.5                                 Section Headings.  The headings contained in these Bylaws are for reference purposes only and will not affect in any way the meaning or interpretation of these Bylaws.

9.6                                 Gender and Number.  When the context requires, the gender of all words used in these Bylaws includes  the masculine, feminine, and neuter, and the number of all words includes the singular and the plural.

The above and foregoing Bylaws and all amendments and supplements to them are superseded by these ~~Second~~Third Amended and Restated Bylaws which accurately incorporate all amendments set forth as of the ~~25~~26th day of ~~,March~~September, 2008.

Retractable Technologies, Inc.

By:
Thomas J. Shaw
President

ATTEST:

Michele M. Larios
Secretary

Appendix D

FORM OF PROXY CARD

VOTE BY INTERNET -www.proxyvote.com
RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	RTRTC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RETRACTABLE TECHNOLOGIES, INC.		For	Withhold	For All	To withhold authority to vote for any individual
		all	all	Except	nominees(s), mark “For All Except” and write the
number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR
ALL” IN THE ELECTION OF CLASS 2 DIRECTORS AND A VOTE
“FOR” PROPOSALS 2, 3 and 4.		☐	☐	☐

Vote on Directors

1. ELECTION OF FIVE CLASS 2 DIRECTORS:

Nominees:

01) Thomas J. Shaw	04) Steven R. Wisner
02) Douglas W. Cowan	05) Clarence Zierhut
03) Marwan Saker

Vote on Proposals						For	Against	Abstain

2. APPROVAL OF THE 2008 STOCK OPTION PLAN						☐	☐	☐

3. APPROVAL OF THE OPTION EXCHANGE PLAN						☐	☐	☐

4. APPROVAL OF THE THIRD AMENDED AND RESTATED BYLAWS OF THE COMPANY						☐	☐	☐

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do so by virtue hereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐		PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
		Yes	No

Please indicate if you plan to attend this meeting.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

		☐	☐

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR ALL” IN THE ELECTION OF CLASS 2 DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. IF THE PROXY IS EXECUTED IN SUCH A MANNER SO AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE OR TO APPROVE ANY PROPOSAL, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR SUCH NOMINEE OR FOR SUCH PROPOSAL, AS APPROPRIATE.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

ANNUAL MEETING OF SHAREHOLDERS OF

RETRACTABLE TECHNOLOGIES, INC.

September 26, 2008

COMMON STOCK

Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PROXY FOR COMMON STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 26, 2008, at 10:00 a.m., central standard time, at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Annual Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on July 28, 2008, at the Annual Meeting of Shareholders or any adjournment or postponement thereof.

At the Annual Meeting, the following four matters proposed by the Company’s Board of Directors will be voted on by the holders of Common Stock:

1. The election of five Class 2 Directors;
2. The approval of the 2008 Stock Option Plan;
3. The approval of the Option Exchange Plan; and
4. The approval of the Third Amended and Restated Bylaws of the Company.

The matters to be voted on are not related to or conditioned on the approval of other matters.
Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)